SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
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[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

ADVANCEPCS
(Name of Registrant As Specified in Charter)

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2

750 West John Carpenter Freeway, Suite 1200

Irving, Texas 75039

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

September 17, 2002

To the Stockholders of AdvancePCS:

      The 2002 Annual Meeting of Stockholders (the “Annual Meeting”) of AdvancePCS, a Delaware corporation (the “Company”), will be held on September 17, 2002 at 10:00 a.m., local time, at the Hotel Crescent Court, 400 Crescent Court, Dallas, Texas, for the following purposes:

1. To elect three directors to serve until our Annual Meeting of Stockholders in 2005;

2. To approve the AdvancePCS Employee Stock Purchase Plan;

3. To approve an Amendment and Restatement of the AdvancePCS Corporate Officer Incentive Plan;

4. To ratify the selection of the firm of PricewaterhouseCoopers LLP to serve as the Company’s independent public accountants for the fiscal year ending March 31, 2003; and

5. To transact all other business that may properly come before such meeting or any adjournment(s).

      The close of business on July 25, 2002, has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof. Only holders of record of common stock at the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting. Our stock transfer books will not be closed. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any of our stockholders at our headquarters, 750 West John Carpenter Freeway, Suite 1200, Irving, Texas for purposes pertaining to the Annual Meeting, during normal business hours for a period of 10 days prior to the Annual Meeting, and at the time and place of the Annual Meeting.

      You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend in person, you are urged to sign, date and mail the enclosed proxy card as soon as possible so that your shares may be represented and voted at the Annual Meeting. A self-addressed, postage prepaid envelope is enclosed for your convenience. You may revoke your proxy by following the procedures set forth in the accompanying Proxy Statement.

By order of the Board of Directors

Laura I. Johansen
Secretary

August 9, 2002

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
STOCKHOLDER RETURN PERFORMANCE PRESENTATION
COMPARISON OF CUMULATIVE TOTAL RETURN FROM MARCH 31, 1997 THROUGH MARCH 31, 2002(1)
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT
ANNUAL REPORT
STOCKHOLDER PROPOSALS
INDEPENDENT AUDITORS
CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE
OTHER MATTERS
ADVANCEPCS EMPLOYEE STOCK PURCHASE PLAN

750 West John Carpenter Freeway, Suite 1200

Irving, Texas 75039
(469) 524-4700

PROXY STATEMENT

SOLICITATION AND REVOCABILITY OF PROXIES

      The enclosed proxy is solicited by and on behalf of our Board of Directors for use at the Annual Meeting to be held on September 17, 2002, at 10:00 a.m., local time, at the Hotel Crescent Court, 400 Crescent Court, Dallas, Texas, or at any adjournment(s) thereof. Mellon Investor Services has been retained to assist us in the solicitation of proxies in connection with the Annual Meeting for a fee of approximately $7,000, plus out-of-pocket expenses. In addition, our officers, directors and employees may solicit proxies personally or by telephone, telegram, electronic mail or other forms of wire or facsimile communication. These persons will receive no special compensation for any solicitation activities. We will, upon request, reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of common stock. We will bear the costs of the solicitation. This proxy statement and the form of proxy were first mailed to our stockholders on or about August 9, 2002.

      The enclosed proxy, although executed and returned, may be revoked at any time prior to the voting of the proxy (a) by the execution and submission of a revised proxy bearing a later date, (b) by written notice of revocation to our secretary at the address set forth above, or (c) by voting in person at the Annual Meeting. In the absence of such revocation, shares represented by the proxies will be voted at the Annual Meeting.

RECORD DATE AND VOTING

Record Date

      Our Board of Directors has established the close of business on July 25, 2002, as the record date for determining the holders of voting securities entitled to notice of, and to vote at, the Annual Meeting. On July 25, 2002, we had outstanding and entitled to vote 80,646,932 shares of Class A common stock, 12,913,334 shares of Class B-1 common stock and 200 shares of Class B-2 common stock.

Voting Rights, Quorum, Required Vote and Voting Agreements

      Voting Rights. Only the holders of Class A common stock, voting as a separate class, are entitled to vote on the election of the Class A and Class C directors. Only the holders of the Class B-1 common stock, voting separately as a class, are entitled to vote on the election of the Class B-1 director. Only the holders of the Class B-2 common stock, voting separately as a class, are entitled to vote on the election of a Class B-2 director. However, the Class B-2 director with a term expiring as of this Annual Meeting resigned from the board of directors, together with the other Class B-2 director, effective June 30, 2002. We have been informed by the Class B-2 stockholder that no director will be nominated for election by the B-2 stockholder at the Annual Meeting nor will any individuals be appointed to fill the Class B-2 director vacancies. By operation of our Amended and Restated Certificate of Incorporation, the Class B-2 director seats will expire on December 8, 2002.

      With respect to all other matters to be presented at the Annual Meeting, the holders of the Class A and Class B common stock are entitled to vote together as a single class. Each share of Class A and Class B common stock is entitled to one vote. Consequently, a total of 93,560,466 votes may be cast by our common stockholders.

      Quorum. A majority of the outstanding shares of Class A common stock, represented in person or by proxy, will constitute a quorum for purposes of electing the Class A director and the Class C director, and a majority of the outstanding shares of Class B-1 common stock, represented in person or by proxy, will constitute a quorum for purposes of electing the Class B-1 director.

      A majority of the outstanding shares of Class A and Class B common stock, voting together as a single class, represented in person or by proxy, will constitute a quorum for all other matters before the Annual Meeting.

      Shares that are represented at the Annual Meeting but abstain from voting on any or all matters and shares that are “broker non-votes” (i.e., shares held by brokers or nominees which are represented at the meeting but with respect to which the broker or nominee does not have discretionary power to vote on a particular matter and has received no instructions from the beneficial owners thereof or persons entitled to vote thereon) will be counted in determining whether a quorum is present at the Annual Meeting.

      Required Vote for Election of Directors (Proposal 1). Directors will be elected by a plurality of votes cast that are entitled to vote on the election of such director. Abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the election of directors. Stockholders may not cumulate their votes in the election of directors.

      Required Vote for all other Matters (Proposals 2, 3 and 4). The favorable vote of a majority of the total votes represented by the shares of common stock present in person or by proxy and entitled to vote are required to approve Proposals 2, 3 and 4. Consequently, an abstention from voting on Proposals 2, 3 and 4 will have the effect of a negative vote with respect to Proposals 2, 3 and 4. Broker non-votes will be treated as not present and not entitled to vote with respect to Proposals 2, 3 and 4 and will have no effect on the outcome of the vote on Proposals 2, 3 and 4.

PROPOSAL 1.

ELECTION OF DIRECTORS

      Three directors are to be elected at the Annual Meeting. David D. Halbert has been nominated to serve as a Class A director, Ramsey A. Frank has been nominated to serve as a Class B-1 director, and Michael D. Ware has been nominated to serve as a Class C director. If elected, all three will serve until our Annual Meeting of Stockholders in 2005 and until their respective successors shall have been duly elected and qualified or until their earlier death, resignation, disqualification or removal from office. Each of these nominees for director currently serves as a director on our board of directors.

      Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy, if signed and returned, will be voted for the election of the below-listed nominees. Although the board of directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by our board of directors.

The Board of Directors recommends a vote “FOR” this Proposal 1.

      The following table sets forth certain information regarding the director nominees and the other directors serving on our board of directors:

			Served as	Director’s
			Director	Term
Name	Age	Position	Since	Ending

David D. Halbert	46	Chairman of the Board and Chief Executive Officer	1986	2002
Jon S. Halbert	42	Vice Chairman and Director	1988	2004
David A. George	46	President and Director	1998	2003
Ramsey A. Frank	41	Director	2000	2002
George Poste	58	Director	2002	2003
Paul S. Levy	54	Director	2000	2004
Stephen L. Green	51	Director	1993	2004
Michael D. Ware	56	Director	1993	2002
Jean-Pierre Millon	52	Director	2000	2003

Class A Directors

      David D. Halbert founded AdvancePCS in 1986 and has continuously served as our Chairman of the Board and Chief Executive Officer. Prior to founding AdvancePCS, Mr. Halbert served as an executive officer for several organizations engaged in various health care, as well as non-health care, related industries. David D. Halbert is the brother of Jon S. Halbert.

      Jon S. Halbert joined AdvancePCS in January 1988 and has continuously served as a director and as an executive officer of AdvancePCS since that date. Mr. Halbert currently serves as our Vice Chairman. Before joining AdvancePCS, Mr. Halbert served as an executive officer and/or director for several organizations engaged in various health care, as well as non-health care, related industries. Jon S. Halbert is the brother of David D. Halbert.

      David A. George has served as a director of AdvancePCS since November 1998 and has served as an executive officer of AdvancePCS since March 1999. Mr. George currently serves as our President. From October 1995 to November 1998, Mr. George served as Executive Vice President of United HealthCare Corporation. Before United HealthCare, Mr. George was Executive Vice President of MetraHealth Corporation, also known as MetraHealth, from December 1994 to October 1995. MetraHealth merged with United HealthCare Corporation in October 1995. Prior to joining MetraHealth, Mr. George was president of Southern Group Operations for The Prudential Healthcare System.

Class B-1 Directors

      Ramsey A. Frank has served as a director of AdvancePCS since October 2000. Mr. Frank is a senior managing director of Joseph Littlejohn & Levy, Inc., which he joined in 1999. From 1993 to 1999, Mr. Frank was a managing director of Donaldson, Lufkin & Jenrette, where he headed the restructuring group and was a senior member of the leveraged finance group. Mr. Frank also serves as a director of IASIS Healthcare Corporation, Motor Coach Industries International Inc., Builders FirstSource, Inc. and New World Pasta Company.

      Paul S. Levy has served as a director of AdvancePCS since October 2000. Mr. Levy is a senior managing director of Joseph Littlejohn & Levy, Inc., which he founded in 1988. Mr. Levy serves as a director of several companies, including IASIS Healthcare Corporation, Motor Coach Industries International Inc., Hayes Lemmerz International Inc., Builders FirstSource, Inc., Fairfield Manufacturing Company, Inc. and New World Pasta Company.

Class B-2 Directors

      David R. Jessick whose term as director was scheduled to expire at the Annual Meeting of Stockholders in 2002, resigned from our board of directors effective June 30, 2002. Mr. Jessick served as a director of the Company from 2000.

      Robert G. Miller whose seat would have expired in December 2002, resigned from our board of directors effective June 30, 2002. Mr. Miller had served as a director of the Company from 2000.

      Mr. Jessick and Mr. Miller were directors appointed by Rite Aid Corporation as the sole holder of Class B-2 common stock. As of the date of their resignations, Rite Aid Corporation held 200 shares of Class B-2 common stock. In accordance with our Amended and Restated Certificate of Incorporation, Rite Aid Corporation’s right to appoint two directors will expire in December 2002. At the time of their resignations neither Mr. Jessick nor Mr. Miller indicated that he had any disagreement with the Company on any matter relating to our operations, policies or practices.

Class C Directors

      Stephen L. Green has served as a director of AdvancePCS since August 1993. Mr. Green currently serves as a general partner of Canaan Partners, a venture capital firm. Prior to joining Canaan Partners in November 1991, Mr. Green served as managing director in GE Capital’s Corporate Finance Group for more than five years. Mr. Green currently serves on the board of directors of Dean Foods Corporation.

      Michael D. Ware has served as a director of AdvancePCS since July 1993. Mr. Ware is a co-founder of Advance Capital Markets, Inc., a private investment firm, and has served as its managing director since January 1989. Prior to founding Advance Capital Markets, Inc., Mr. Ware was the president of Reliance Energy Services, Inc.

      Dr. George Poste has served as a director of AdvancePCS since July 2002. Dr. Poste is chief executive officer of Health Technology Networks, a health care consulting group based in Scottsdale, Arizona and suburban Philadelphia. Dr. Poste previously served as president, research and development, and chief science and technology officer at SmithKline Beecham. Dr. Poste is non-executive chairman of diaDexus, the joint venture in molecular diagnostics between SmithKline Beecham and Incyte Pharmaceuticals. He also is non-executive chairman of Structural GenomiX, Inc., and serves on the boards of Maxygen, Inc., Orchid BioSciences, Inc., and Illumina, Inc. He currently chairs the Department of Defense Task Force on the Protection of the United States Against Bioterrorism.

Class D Directors

      Jean-Pierre Millon has served as a director of AdvancePCS since October 2000. Mr. Millon currently is Chairman of the Board of Medical Present Value, Inc., a medical service company. He is also a special limited partner at Care Capital L.L.C. Mr. Millon joined PCS Health Systems, Inc. in 1995, where he served as its president and chief executive officer from June 1996 to September 2000. Prior to joining PCS Health Systems, Mr. Millon served as an executive and held several leadership positions with Eli Lilly and Company, the former parent company of PCS Health Systems, Inc. Mr. Millon is also a member of the board of directors of iPhysicianNet, a Scottsdale, Arizona based pharmaceutical service company.

      The following table sets forth information regarding the executive officers of the Company who are not directors of the Company:

Name	Age	Position

Yon Y. Jorden	47	Chief Financial Officer and Executive Vice President
T. Danny Phillips	43	Executive Vice President, Corporate Development
John H. Sattler, R.Ph.	50	Executive Vice President, Sales and Account Management
Susan S. de Mars	42	Senior Vice President and General Counsel
Laura I. Johansen	37	Senior Vice President, Corporate Affairs and Secretary
Leslie Simmons	31	Senior Vice President, Chief of Staff
Rudy Mladenovic	44	Senior Vice President, Trade Relations
Steven C. Mizell	42	Senior Vice President, Human Resources
Craig S. Schub	47	Senior Vice President, Chief Marketing Officer

      Yon Y. Jorden joined AdvancePCS in May 2002 and currently serves as our Chief Financial Officer and Executive Vice President. Prior to joining AdvancePCS, Ms. Jorden served as Executive Vice President and CFO of Informix during 2000, as Senior Vice President and CFO of Aera Energy LLC from 1997 to 1998, as Executive Vice President and CFO of Oxford Health Plans from 1998 to 2000, and as Senior Vice President and CFO at WellPoint Health Networks and Blue Cross and Blue Shield of California from 1993 to 1997.

      T. Danny Phillips joined AdvancePCS in February 1992 and currently serves as our Executive Vice President, Corporate Development. From 1992 through May 2002, Mr. Phillips served as Chief Financial Officer of the Company. Prior to joining AdvancePCS, Mr. Phillips served as Chief Financial Officer of a retail gasoline company from April 1991 to February 1992.

      John H. Sattler, R.Ph., joined AdvancePCS in 1994 and currently serves as our Executive Vice President, Sales and Account Management. Prior to joining AdvancePCS, Mr. Sattler served as Vice President, Sales and Marketing for Health Care Pharmacy Providers, Inc. from September 1992 to November 1994. Prior to 1992, he served as manager of Third Party Marketing for American Drug Stores, Inc.

      Susan S. de Mars joined AdvancePCS in October 2000 upon our acquisition of PCS Holding Corporation, or PCS, and currently serves as our Senior Vice President and General Counsel. Ms. de Mars joined PCS in 1995 as assistant general counsel and served as its general counsel from January 1999 to October 2000. Prior to joining PCS, Ms. de Mars served as a partner with the law firm of Sacks Tierney, PA.

      Laura I. Johansen joined AdvancePCS in February 1995, and currently serves as our Senior Vice President, Corporate Affairs and Secretary. Ms. Johansen served as our Senior Vice President and General Counsel from February 1995 until August 1999 and as our Senior Vice President, Office of the CEO from August 1999 until October 2000. Prior to joining the Company, Ms. Johansen served as an attorney in the corporate/ securities section of Akin, Gump, Strauss, Hauer & Feld, L.L.P.

      Leslie Simmons joined AdvancePCS in May 2001 and currently serves as our Senior Vice President, Chief of Staff — Office of the CEO. Prior to joining AdvancePCS, Ms. Simmons served as an investment banker and vice president of Banc of America Securities (formerly Montgomery Securities) as coverage officer for health care/pharmaceutical services from 1996 to 2001.

      Rudy Mladenovic joined the Company in December 1999 and currently serves as our Senior Vice President, Trade Relations. Prior to joining AdvancePCS, Mr. Mladenovic served as the Executive

Director of Anthem Blue Cross & Blue Shield Midwest, a four million member division of Anthem, Inc. Prior to joining Anthem Blue Cross & Blue Shield Midwest, he was the Vice President and Executive Director of Anthem Prescription Management, Inc., a wholly owned subsidiary of Anthem, Inc. From 1993 to 1995, he served as Vice President Sales for Athena of North America, Inc., and Acordia Health Industry Services, Inc., each a wholly owned subsidiary of Anthem, Inc.

      Steven C. Mizell joined AdvancePCS in August 2001 and currently serves as our Senior Vice President, Human Resources. Prior to joining AdvancePCS, Mr. Mizell served as Senior Vice President Human Resources with Zilog, Inc. from 1998 to 2000, and as Vice President, Human Resources and Operations of Westinghouse/ CBS Communications and Information Systems Company from 1995 to 1998.

      Craig S. Schub joined AdvancePCS in September 2001 and currently serves as Senior Vice President, Chief Marketing Officer. Prior to joining AdvancePCS, from 1990 to 2001 Mr. Schub held a number of executive positions with PacifiCare Health Systems, Inc., most recently as the President and Chief Executive Officer of SeniorCo., a division of PacifiCare Health Systems, Inc.

      The executive officers named above were elected to serve in such capacities until their respective successors have been duly elected and have been qualified or until their earlier death, disqualification, retirement, resignation or removal from office.

Directors’ Meetings and Committees of the Board of Directors

      The board of directors held seven meetings during the fiscal year ended March 31, 2002. Mr. Stephen Green missed two of these meetings and each of the other directors attended at least 75% of the meetings of the board of directors.

      The board of directors had two standing committees during the last fiscal year, the Compensation Committee and the Audit Committee. The Compensation Committee, which consisted of Messrs. Miller, Frank, Green and Ware during fiscal year 2002, meets periodically to review executive compensation and approve grants of options to our officers and employees, as well as to renew, approve and recommend to the board of directors the terms and conditions of all equity based and other compensation or changes to such plans. The Compensation Committee met five times during fiscal 2002. Mr. Stephen Green missed three of these meetings and each of the other members attended all of meetings of the Compensation Committee. The Audit Committee, which consisted of Messrs. Jessick, Ware, Frank, and Green during fiscal year 2002, is responsible for, among other things: monitoring the Company’s financial reporting process and internal control system, reviewing the Company’s annual financial statements and other relevant financial reports, recommending engagement of the Company’s independent auditor, reviewing and appraising the audit performance of the independent auditor, and providing an open avenue of communication between the independent auditor and the board of directors. Each member of the Audit Committee is “independent” as defined under the National Association of Securities Dealers’ listing standards as well as the proposed NASD standards as of the date of this proxy statement. The Audit Committee met four times during fiscal 2002. Mr. Stephen Green missed two of these meetings and each of the other members attended all of the meetings of the Audit Committee.

Compensation of Directors

      Each non-officer director received $2,000 per meeting attended and $1,000 per committee meeting attended during the year ended March 31, 2002. We reimburse directors for out-of-pocket expenses incurred in connection with attending board and committee meetings. Directors are eligible to receive nonstatutory stock options under our Nonstatutory Plan. See “Executive Compensation — Stock Option Plans” on page 10 for a description of this plan.

Executive Compensation

      The following table sets forth information with respect to the compensation we paid or awarded to our chief executive officer and the four other most highly compensated executive officers whose cash compensation exceeded $100,000, also known as our Named Executives, for services rendered in all capacities for fiscal years 2002, 2001 and 2000. Amounts and prices related to shares of common stock have been adjusted to give effect to a two-for-one stock split of the common stock, effected in the form of a stock dividend paid on November 30, 1999 and a subsequent two-for-one stock split of the common stock, effected in the form of a stock dividend paid on November 2, 2001.

Summary Compensation Table

				Long-Term
				Compensation
				Awards
		Annual Compensation		Securities
				Underlying	All Other
Name and Office	Year	Salary($)	Bonus($)	Options(#)	Compensation

David D. Halbert	2002	$1,015,385	$1,248,924	150,000	—
Chairman of the Board and	2001	740,385	740,385	2,000,000	—
Chief Executive Officer	2000	501,923	482,692	300,000	—

Jon S. Halbert	2002	502,615	432,249	60,000	—
Vice Chairman	2001	418,192	302,212	500,000	—
	2000	352,692	175,000	200,000	—

David A. George	2002	502,615	432,249	60,000	—
President	2001	431,731	302,212	500,000	—
	2000	262,199	175,000	200,000	—

T. Danny Phillips	2002	328,846	243,346	25,000	—
Executive Vice President,	2001	286,058	171,635	200,000	—
Corporate Development	2000	258,076	149,077	160,000	—

John H. Sattler	2002	256,923	200,000	20,000	—
Executive Vice President	2001	241,058	120,529	160,000	—
Sales and Account Management	2000	181,731	75,000	—	—

      The following table sets forth information regarding the stock option grants we made to our Named Executives during fiscal year 2002. We did not grant any stock appreciation rights in fiscal year 2002. In addition, in accordance with the regulations of the Securities and Exchange Commission, hypothetical gains or “option spreads” that would exist for the respective options are shown. These gains are based on assumed rates of annual stock price appreciation of 5% and 10% from the date the options were granted.

Option Grants in Last Fiscal Year

						Potential Realizable Value at
	Number of		Percent of			Assumed Annual Rates of
	Securities		Total Options			Stock Price Appreciation
	Underlying		Granted to	Exercise		for Option Term(2)
	Options		Employees in	Price	Expiration
Name	Granted(1)		Fiscal Year	($/Sh)	Date	5%($)	10%($)

David D. Halbert	150,000	(3)	6.4%	$28.65	12/20/11	2,703,000	6,849,000
Jon S. Halbert	60,000	(3)	2.6	28.65	12/20/11	1,081,200	2,739,600
David A. George	60,000	(3)	2.6	28.65	12/20/11	1,081,200	2,739,600
T. Danny Phillips	25,000	(3)	1.1	28.65	12/20/11	450,500	1,141,500
John H. Sattler	20,000	(3)	0.9	28.65	12/20/11	360,400	913,200

(1)	The options reflected in this table were all granted under the AdvancePCS Amended and Restated Incentive Stock Option Plan. The date of grant is 10 years prior to the expiration date listed.

(2)	These amounts represent only certain assumed rates of appreciation based on the grant date value in accordance with the Securities and Exchange Commission’s executive compensation rules. Actual gains, if any, on stock option exercises will depend on future performance of the Class A common stock. No assurance can be given that the values reflected in these columns will be achieved.

(3)	The options vest and become exercisable in cumulative installments of one-fifth of the number of shares of Class A common stock upon the first five anniversaries of the date of grant so long as the officer remains an employee of AdvancePCS or its affiliates on such anniversaries. Should AdvancePCS meet predetermined financial performance targets established by the board of directors for fiscal years 2003, 2004 and 2005, all unvested options included in this grant will immediately vest and become fully exerciseable.

      The following table summarizes pertinent information concerning the number and value of any options held by the Named Executives at March 31, 2002.

Aggregated Option Exercises in the Last Fiscal Year

and Fiscal Year-End Option Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Shares		Options at Fiscal Year-End(#)		at Fiscal Year-End($)
	Acquired on	Value
Name	Exercise(#)	Realized($)	Exercisable	Unexercisable(1)	Exercisable(2)	Unexercisable(2)

David D. Halbert	612,270	17,136,471	1,240,730	1,950,000	29,274,977	36,816,450
Jon S. Halbert	599,920	17,347,596	704,080	660,000	18,309,919	12,432,700
David A. George	9,200	195,615	410,800	640,000	8,622,647	11,882,150
T. Danny Phillips	199,000	5,659,039	312,000	345,000	7,909,056	6,698,640
John H. Sattler	105,810	2,930,765	65,190	164,000	1,168,768	2,830,520

(1)	Upon the consummation of a sale of substantially all of the Class A common stock or assets of AdvancePCS or a merger in which AdvancePCS is not the surviving corporation, the options will vest and become exercisable immediately prior to such transaction.

(2)	The value of the options is based upon the difference between the March 31, 2002 market value of $30.09 per share and the exercise price.

Employment Agreements

      Effective as of July 11, 2000, AdvancePCS entered into a three-year employment agreement with Mr. David D. Halbert to serve as Chairman of the Board and Chief Executive Officer of AdvancePCS. Mr. David Halbert is entitled to receive an annual base salary of not less than $1 million, subject to an increase based on an annual performance bonus. In addition, the employment agreement grants options for one million shares of AdvancePCS Class A common stock, which vest over four years. In the event of termination of the employment agreement due to either the Company terminating Mr. David Halbert without good cause or Mr. David Halbert leaving the Company with good reason, such as a change of control with respect to AdvancePCS or a material change in Mr. David Halbert’s duties and responsibilities, Mr. David Halbert is entitled to an aggregate amount of three times his combined then annual salary and target bonus, and all shares or options previously awarded that have not vested automatically become fully vested and exercisable. The employment agreement also contains confidentiality, noncompetition and nonsolicitation provisions effective during the term of the employment and for two years after employment has terminated. Further, Mr. David Halbert shall receive an automobile allowance and a social or professional club membership in Dallas, Texas, Baltimore, Maryland and southern California.

      Effective as of October 2, 2000, AdvancePCS entered into three-year employment agreements with the following individuals: (i) Mr. Jon Halbert to serve as Vice Chairman; (ii) Mr. George to serve as President; (iii) Mr. Phillips to serve as Chief Financial Officer and Executive Vice President; (iv) Ms.

de Mars to serve as Senior Vice President and General Counsel; (v) Ms. Johansen to serve as Senior Vice President, Corporate Affairs and Secretary; (vi) Mr. Mladenovic to serve as Senior Vice President, Trade Relations; and (vii) Mr. Sattler to serve as Senior Vice President, Sales. In addition, we also entered three-year employment agreements with Ms. Jorden on April 30, 2002 to serve as Executive Vice President and Chief Financial Officer, Mr. Schub on September 4, 2001 to serve as Senior Vice President, Chief Marketing Officer, Mr. Mizell on August 29, 2001 to serve as Senior Vice President, Human Resources, and Ms. Simmons on May 21, 2001 to serve as Senior Vice President, Chief of Staff. Each of these employment agreements provides that the employee will receive his/ her base salary plus grants of incentive stock options to purchase shares of AdvancePCS Class A common stock. In addition, each of the employees is entitled to participate in any bonus or benefit plans of AdvancePCS. Further, the employment agreements contain confidentiality, noncompetition and nonsolicitation provisions effective during the term of the employment and for one to two years after employment has terminated. In the event of termination of the employment agreement by the Company without cause or by the employee for good reason, the employee will receive severance payments consisting of annual base salary and bonus for one or two years. In addition, stock options granted to the employee in connection with the employment agreement may become immediately vested and exercisable. Further details of the individual employment agreements are as follows:

      We have employed Jon S. Halbert as Vice Chairman of the Company. Mr. Jon Halbert is entitled to a base salary of $500,000 and has a target bonus of 70% of his base salary. Further, Mr. Jon Halbert receives a leased automobile and a golf club membership.

      We have employed David A. George as the President of the Company. Mr. George is entitled to a base salary of $500,000 and has a target bonus of 70% of his base salary. Further, Mr. George receives a leased automobile and a golf club membership. The Company will reimburse Mr. George for certain relocation expenses in connection with his relocation in 2000 to Phoenix, Arizona, including a no-interest loan of up to $500,000 to be applied to the purchase of a home in Phoenix and, in connection with his return to Dallas, a second no-interest loan of $500,000 to be applied to the purchase of a home in Dallas. The Company will reduce the principal amount of each loan by $100,000 per year over a five-year period. The current balance of the loans shall become due and payable upon termination of Mr. George’s employment; provided the principal amount of the initial loan automatically will be reduced to zero if there is a change of control of the Company and the principal balance of the second loan will be reduced to zero in the event Mr. George is terminated following a change of control. In connection with the marketing and sale of Mr. George’s residence in Phoenix, Arizona and in accordance with the Company’s executive relocation package, Mr. George also received approximately $500,000 in advances against his equity in that residence. Subsequently, through our relocation program, Mr. George’s residence was purchased by our relocation agency, funded by the Company, and the equity advances to Mr. George were applied to the purchase price. The Company continues to incur certain maintenance and other expenses in connection with the marketing of the residence for sale. Most, if not all, of the purchase price paid to Mr. George will be recovered by the Company from the proceeds of the sale of the residence by our relocation agent.

      We have employed Yon Y. Jorden as the Chief Financial Officer of the Company. Ms. Jorden is entitled to a base salary of $425,000 and has a target bonus of 65% of her base salary. Further Ms. Jorden will receive an $800 per month car allowance, up to $10,000 per year reimbursement for financial counseling services and reimbursement of certain expenses in connection with her relocation to Dallas, including a no-interest loan of up to $200,000 to be applied to the purchase of a home in Dallas. The Company will reduce the principal amount of the loan by $100,000 on each of the second and third anniversaries of the loan. The current balance of the loans shall become due and payable upon termination of Ms. Jorden’s employment; provided the principal amount of the loan automatically will be reduced to zero in the event Ms. Jorden is terminated following a change of control.

      We have employed T. Danny Phillips as Executive Vice President, Corporate Development of the Company. Mr. Phillips is entitled to a base salary of $325,000 and has a target bonus of 60% of his base salary. Further, Mr. Phillips receives a leased automobile and golf and racquet club memberships.

Stock Option Plans

      Amended and Restated Incentive Stock Option Plan. On July 30, 1993, the board of directors and the stockholders of AdvancePCS adopted the Amended and Restated 1993 Incentive Stock Option Plan, also referred to as the Incentive Plan, which provides for the grant of qualified stock options to officers and key employees of AdvancePCS. The purpose of the Incentive Plan is to assist AdvancePCS in attracting and retaining key employees. A total of 22,436,000 shares of Class A common stock has been reserved for issuance under the Incentive Plan. As of June 30, 2002, options to purchase 14,598,392 shares were outstanding and 1,778,997 shares remained available for future grants under the Incentive Plan. The options granted under the Incentive Plan are incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code.

      The Incentive Plan is administered by the Compensation Committee of the board of directors, which is comprised of directors who are not participants in the Incentive Plan. Subject to the provisions of the Incentive Plan, the Compensation Committee has the authority to administer the Incentive Plan and determine, among other things, the interpretation of any provision of the Incentive Plan, the eligible employees who are to be granted stock options, the number of shares that may be issued and the option exercise price. In no event will options be granted at prices less than the fair market value of the Class A common stock on the date of grant. No option can be granted for a term of more than ten years.

      Options granted under the Incentive Plan are not transferable other than by will or under the laws of descent and distribution, and are exercisable during the lifetime of the optionee or his guardian or legal representative. Upon termination of the optionee’s employment with AdvancePCS, the period of time during which the stock options are exercisable is restricted to 90 days. The board of directors has the right to amend, suspend or terminate the Incentive Plan at any time, but no such action can affect or impair the rights of any optionee under any options granted prior to such action. Certain amendments must be approved by the stockholders.

      Amended and Restated 1997 Nonstatutory Stock Option Plan. On May 1, 1997, the board of directors of AdvancePCS adopted the Amended and Restated 1997 Nonstatutory Stock Option Plan, also referred to as the Nonstatutory Plan, which provides for the grant of stock options to directors, officers, consultants, advisors and employees of AdvancePCS. The purpose of the Nonstatutory Plan is to advance the interests of AdvancePCS by encouraging stock ownership on the part of certain directors, officers, consultants, advisors and employees, by enabling AdvancePCS to secure and retain the services of highly qualified persons, and by providing such persons with an additional incentive to advance the success of AdvancePCS. A total of 1,600,000 shares of Class A common stock has been reserved for issuance under the Nonstatutory Plan. As of June 30, 2002, options to purchase 663,970 shares of Class A common stock were outstanding and 544,984 shares remained available for future grants under the Nonstatutory Plan.

      The Nonstatutory Plan is administered by the Compensation Committee of the board of directors. Subject to the provisions of the Nonstatutory Plan, the Compensation Committee has the authority to administer the Nonstatutory Plan and determine, among other things, the interpretation of any provision of the Nonstatutory Plan, the eligible participants who are to be granted stock options and the number of shares which may be issued. Except as otherwise provided in an optionee’s Nonstatutory Stock Option Agreement, the exercise price for each option share will be determined by the Compensation Committee. No option can be granted for a term of more than ten years.

      Options granted under the Nonstatutory Plan may be transferred by the optionee, provided that there is no consideration for such transfer, the optionee remains responsible for employment tax and other withholding taxes associated with the exercise of the options, the optionee notifies AdvancePCS in writing that such transfer has occurred and AdvancePCS approves the transfer documents (which approval will not be unreasonably withheld). Upon termination of the optionee’s service relationship with AdvancePCS as a result of disability or death, the period of time during which the stock options are exercisable by the optionee or his/her estate is restricted to 12 months. However, if the optionee’s service relationship with AdvancePCS is terminated for any other reason, the period of time during which the stock options are exercisable is restricted to 90 days. The board of directors has the right to alter, amend, suspend or discontinue the Nonstatutory Plan, or alter or amend any and all option agreements granted thereunder.

Equity Compensation Plan Information

      The number of shares of common stock subject to outstanding options and remaining available for grant pursuant to our stock based compensation plans as of March 31, 2002 is reflected in the table below. All of our stock based compensation plans have been approved by our stockholders.

			Number of Shares of Common
	Number of Shares of	Weighted-Average	Stock Available for Future Issuance
	Common Stock to be Issued	Exercise Price	Under Equity Compensation Plans
	upon Exercise of	per Share of	(Excluding Securities Issuable upon
Plan Category	Outstanding Options(1)	Outstanding Options	Exercise of Outstanding Options)

Equity compensation plans approved by security holders	15,577,065	$11.56	2,370,101
Equity compensation plans, not approved by security holders	—	0.00	—

Total	15,577,065	$11.56	2,370,101

(1)	All options are outstanding under our three stock-based compensation plans: Incentive Stock Option Plan, Amended and Restated Incentive Stock Option Plan and the 1997 Nonstatutory Stock Option Plan. Each of these plans provides in general that options must be granted with exercise prices that are equal to or exceed the market value of our common stock at the date the option is granted. The options generally vest over 5-year periods. In the event of a sale of all or substantially all of the common stock or assets of AdvancePCS or a merger in which AdvancePCS is not to be the surviving entity, options granted to certain employees become 100% vested. As of March 31, 2002, there were 5,157,508 options vested at a weighted-average exercise price of $7.89 per share.

Corporate Officer Incentive Plan

      We have established a corporate officer incentive plan intended to motivate key executives to achieve AdvancePCS’s objectives through incentive cash awards based upon performance goals. The amount of compensation awarded under this plan depends on the organizational performance of AdvancePCS. A cash bonus may be paid to each participant for each fiscal year in which the performance goals set by the Compensation Committee are met. See “Proposal 3. Approval of an Amendment and Restatement of the AdvancePCS Corporate Officer Incentive Plan.” on page 23.

Incentive Compensation Plans

      All employees not included in the corporate officer incentive plan are eligible to participate in the Company’s incentive compensation plan provided the individual employee is employed on January 1 that occurs during the fiscal year and on the bonus payout date. This program is designed to motivate all eligible employees to achieve AdvancePCS’s objectives. Bonus target levels are established for each level of employees within the Company. The bonuses payable under this incentive compensation plan are based on a percentage of each participating employee’s salary. The amount of bonus payable to any employee is based upon a combination of AdvancePCS meeting the predetermined performance goals and the individual participant’s satisfaction of certain performance goals as determined by management.

Deferred Compensation Plan

      On July 22, 2002, the Compensation Committee of the Board of Directors approved the implementation of a Deferred Compensation Plan for key executives in the organization. The plan will go into effect August 1, 2002, and will allow eligible executives to defer all or a portion of their base pay, incentive compensation, special short and long term incentives and stock option gains. The assets of the plan will be placed in a “Rabbi” trust and funded informally through Trust Owned Life Insurance.

401(k) Plan

      AdvancePCS has established a tax-qualified employee savings and retirement plan, the AdvancePCS Employee Savings Plan, also referred to as the 401(k) Plan. The 401(k) Plan is a defined contribution plan which allows employees to contribute from 1-17% of their salary on a before-tax basis. AdvancePCS matches the employee contributions on a schedule, ranging from $.60-$1.20 for each $1.00 contributed by the employee up to a maximum of six percent of annual salary, based on the employee’s years of service. The 401(k) Plan contains various investment options, including AdvancePCS Class A common stock. Participants may access their account daily via an 800 number, participant services representatives or a web site. For the fiscal year ended March 31, 2002, AdvancePCS contributed an aggregate of $5.8 million to the 401(k) Plan.

Employee Stock Purchase Plan

      AdvancePCS has established, subject to stockholder approval, an employee stock purchase plan subject to the requirements of Section 423 of the Internal Revenue Code. Pursuant to this plan, eligible participating employees will be permitted to purchase shares of Class A common stock at 85% of the lower fair market value of the shares on the first and last day of each six month offering period. The first offering period began on July 1, 2002 and will end on December 31, 2002. A total of 2,000,000 shares have been reserved for issuance under this plan. See “Proposal 2. Approval of the AdvancePCS Employee Stock Purchase Plan” on page 19.

Compensation Committee Interlocks and Insider Participation

      In fiscal year 2002, decisions with respect to the compensation of AdvancePCS’ executive officers and other employees were made by our Compensation Committee. During fiscal year 2002, the Compensation Committee consisted of Messrs. Green, Ware, Miller and Frank. Effective June 30, 2002, Mr. Miller resigned from the board of directors. The Compensation Committee currently consists of Messrs. Green, Ware and Frank. No member of the Compensation Committee is an officer of AdvancePCS nor is any officer of AdvancePCS a member of the Compensation Committee (or similar body) for any employer of our Compensation Committee members.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the board of directors administers the Company’s compensation plans, including its stock option plans. The Compensation Committee has established compensation policies and made the compensation decisions described herein for the years presented. The Compensation Committee’s compensation policies were applied to each of the Named Executives, including the chairman and chief executive officer, in the same manner.

      The Compensation Committee believes that in order for the Company to succeed it must be able to attract and retain qualified executives. The objectives of the Compensation Committee in determining the type and amount of executive officer compensation are (i) to provide a compensation package consisting of a base salary, annual incentives and long term incentives in the form of stock options, in the aggregate, competitive with the median range for peer group companies and (ii) to allow the Company to attract and retain talented executive officers and to align their interests with those of the stockholders.

Cash Compensation

      The Company’s cash compensation policy for its executive officers, including the chief executive officer, is to provide short-term compensation consisting of two components, a base annual salary that does not fluctuate, subject to periodic review by the Committee, and a cash bonus awarded based upon specific short-term goals of the Company.

Base Salary

      In fiscal year 2002, the Company engaged an outside consultant to determine the extent to which the Company’s policy on cash compensation was being met with respect to all of its executive officers. Overall, it was the Compensation Committee’s intent that the salaries of the Company’s officers be competitive with those of executives with like responsibilities in companies within a peer group. In developing the peer group and evaluating that group, the consultant considered a variety of factors including industry, revenue, employee base, and annual net income. The base salaries of the chairman and chief executive officer, vice chairman, president and chief financial officer were determined in this manner, as reflected in the summary compensation table.

Annual Incentives

      Annual incentive awards are intended to reflect the Compensation Committee’s belief that a significant portion of the annual compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each officer. Accordingly, the Company’s executive officers, including the CEO, participated in the annual executive incentive plan that provides for cash awards based upon the Company’s overall financial performance and the achievement of certain specified levels of profitability for the fiscal year 2002. The Compensation Committee annually establishes targeted profitability levels for the ensuing fiscal year. The purpose of the annual incentive plan is to reward and reinforce management’s commitment to achieve levels of annual profitability and returns consistent with increasing stockholder value.

      The Compensation Committee annually determines in advance each executive’s participation level in the incentive plan taking into account various qualitative and quantitative factors that reflect the executive’s position, longevity in office, level of responsibility, and ability to impact the Company’s profitability and financial success. The Committee also establishes certain predetermined performance targets. Bonuses for participating executives are then determined based upon each executives participation level and the performance of AdvancePCS in attaining the specified performance target. Cash bonuses earned under the bonus plan are paid each year upon completion of the Company’s annual audit of the results of operations for the previous fiscal year by the Company’s outside auditors. The chairman and chief executive officer’s bonus was determined in this manner, as reflected in the summary compensation table.

Long-Term Incentive Compensation

      Long-term incentive compensation is in the form of the Company’s stock option plans, which are designed to align the executive’s incentive compensation more directly with stockholder value by linking compensation to the long-term performance of the Company’s stock. Long-term compensation is also designed to encourage executives to make career commitments to the Company. The size of an executive’s stock option award is based upon management’s and the Compensation Committee’s quantitative and qualitative evaluation of the contribution an executive can and has made to overall growth and profitability of the Company and the number of shares available for award under the stock option plan.

      Stock options are granted with an exercise price equal to the market value on the date of grant and constitute compensation only if the Company’s stock price increases thereafter. The Compensation Committee has discretion to determine the vesting schedule for each option grant and generally has made grants that become exercisable in equal amounts over five years. Executives must be employed by the Company on the vesting date in order for their options to vest.

Policy on Section 162(m) of the Internal Revenue Code

      Section 162(m) of the Internal Revenue Code limits the deductibility of certain compensation paid to the chief executive officer and the four most highly compensated executive officers (the “covered employees”) in excess of the statutory maximum of $1 million per covered employee. Compensation that is “performance-based” is not subject to this statutory maximum on deductibility. The Compensation Committee’s general policy is, where feasible, to structure the compensation paid to the covered employees so as to allow it to qualify as “performance-based” compensation; however, the Compensation Committee retains the flexibility, where necessary to promote incentive and retention goals, to pay compensation which may not qualify as “performance-based” compensation.

Compensation Committee

Michael D. Ware, Chairman
Ramsey A. Frank
Stephen L. Green

AUDIT COMMITTEE REPORT

      The Audit Committee of the board of directors currently is comprised of three of the Company’s directors, Messrs. Ware, Frank, and Green. Mr. Jessick was a member of the Audit Committee until his resignation from the board of directors effective June 30, 2002. Each member of the Audit Committee is “independent” as defined under the National Association of Securities Dealers’ listing standards. The Audit Committee operates pursuant to an Audit Committee Charter, which was approved and adopted by the board of directors. According to the Audit Committee Charter, the Audit Committee is responsible for, among other things: monitoring the Company’s financial reporting process and internal control system, reviewing the Company’s annual financial statements and other relevant financial reports, recommending engagement of the Company’s independent auditor, reviewing and appraising the audit performance of the independent auditor, and providing an open avenue of communication between the independent auditor and the board of directors.

      In January 2002, the Audit Committee approved PricewaterhouseCoopers as the independent auditors for the Company’s fiscal year 2002. The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements for the fiscal year ended March 31, 2002. Further, the Audit Committee has discussed with the Company’s independent auditor the matters required to be discussed by Auditing Standards Board Statement on Auditing Standards No. 61, as amended. Finally, the Audit Committee has received and reviewed the written disclosures and the letter from the independent auditor required by the Independence Standards Board Independence Standard No. 1, as amended, and has discussed the auditor’s independence with the auditor.

      Based on its review, the Audit Committee has recommended to the board of directors that the audited financial statements for fiscal year 2002 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2002.

      This Report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended or incorporated by reference in any document so filed.

Audit Committee

Michael D. Ware, Chairman
Ramsey A. Frank
Stephen L. Green

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

      Set forth below is a line graph comparing the cumulative stockholder return of our common stock with the cumulative total return of the CRSP Total Return Index for the Nasdaq National Market (U.S. Companies) and the CRSP Total Return Industry Index for Nasdaq Health Services Stocks for the period commencing on March 31,1997 and ending on March 31, 2002.

COMPARISON OF CUMULATIVE TOTAL RETURN FROM

MARCH 31, 1997 THROUGH MARCH 31, 2002(1)

	March	March	March	March	March	March
	1997	1998	1999	2000	2001	2002

AdvancePCS	100.0	299.0	476.8	179.2	819.0	908.2
NASDAQ	100.0	151.6	204.8	380.4	152.2	153.3
N-Health Services	100.0	120.6	83.4	77.9	94.4	116.1

(1)	For purposes of this presentation, we have used a per share price of $3.31 (adjusted to give effect to both two-for-one stock splits effected on November 30, 1999 and on November 2, 2001), which was the closing sales price of our common stock on March 31, 1997. These total returns assume that $100.00 was invested on March 31, 1997 in our common stock at a price of $3.31 per share and at the closing sales price for each index on that date and that all dividends were reinvested. No cash dividends have been declared on our common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Consulting Agreements

      In connection with the acquisition of PCS, and in consideration for the commitment of Jean-Pierre Millon to assist us during the transitional period, AdvancePCS entered into a consulting agreement with Mr. Millon effective October 2, 2000. The consulting agreement was for a six-month term and entitled Mr. Millon to compensation in the amount of $490,000 in addition to benefits received by our other non-employee directors. Mr. Millon and his family were entitled to benefits under our employee benefit plans through January 22, 2002. The consulting agreement contains non-competition provisions effective for the term of the consulting agreement and for a period of one year thereafter.

      On June 1, 2001, AdvancePCS entered into a Consulting Services Agreement with Mr. Millon pursuant to which he assisted AdvancePCS in analyzing opportunities for AdvancePCS to expand its offerings worldwide. The consulting agreement was for a six-month term and entitled Mr. Millon to compensation in the amount of $25,000 per month. In addition, it contains non-competition provisions effective for the term of the consulting agreement and for one year thereafter outside of the U.S. and for six-months thereafter within the U.S.

Employee Loans

      Effective as of October 2, 2000, AdvancePCS entered into a three-year employment agreement with David A. George to serve as President of the Company. Pursuant to the employment agreement, the Company reimbursed Mr. George for certain relocation expenses in connection with his relocation to Phoenix, Arizona, including a no-interest loan of $500,000 to be applied to the purchase of a home. On April 1, 2002, AdvancePCS and Mr. George amended his employment agreement to provide for reimbursement of certain relocation expenses in connection with his relocation to Dallas-Ft. Worth, Texas, including a no-interest loan of $500,000 to be applied to the purchase of a home. Both loans provide that the Company will reduce the principal amount of the loan by $100,000 per year over a five year period. The current balance of the loans will become due and payable upon termination of Mr. George’s employment; however, the principal amount of the initial loan automatically will be reduced to zero if there is a change of control of the Company and the principal balance of the second loan will be reduced to zero in the event Mr. George is terminated following a change of control. In connection with the marketing and sale of Mr. George’s residence in Phoenix, Arizona and in accordance with the Company’s executive relocation package, Mr. George also received approximately $500,000 in advances against his equity in that residence. Subsequently, through our relocation program, Mr. George’s residence was purchased by our relocation agency, funded by the Company, and the equity advances were applied to the purchase price. The Company continues to incur certain maintenance and other expenses in connection with the marketing of the residence for sale. Most, if not all, of the purchase price paid to Mr. George will be recovered by the Company from the proceeds of the sale of the residence by our relocation agent.

      On August 29, 2001, AdvancePCS entered into a three-year employment agreement with Steven C. Mizell to serve as Senior Vice President, Human Resources of the Company. In order to provide incentive for Mr. Mizell to relocate to Dallas-Ft. Worth, Texas, the Company provided Mr. Mizell with a no-interest loan of $185,000 to be applied to the purchase of a home. The Company will reduce the principal amount of such loan by 20% per year over a five year period; provided that the current balance of the loan shall become immediately due and payable upon termination of Mr. Mizell’s employment; however, the principal amount of the loan automatically will be reduced to zero in the event Mr. Mizell is terminated following a change of control.

      Effective as of May 1, 2002, AdvancePCS entered into a three-year employment agreement with Yon Yoon Jorden to serve as Chief Financial Officer of the Company. In connection with her employment agreement, the Company agreed to reimburse Ms. Jorden for certain expenses in connection with her relocation to Dallas-Ft. Worth, Texas, including a no-interest loan of $200,000 to be applied to the purchase of a home. The Company will reduce the principal amount of the loan by $100,000 on each of the second and third anniversaries of the loan. The principal balance of the note is due and payable on the fifth anniversary thereof. The current balance of the loans will become due and payable upon termination of Ms. Jorden’s employment; however, the principal amount of the loan automatically will be reduced to zero in the event Ms. Jorden is terminated following a change of control.

Stockholders’ Agreement

      On October 2, 2000, AdvancePCS entered into a Stockholders’ Agreement with Rite Aid Corporation, or Rite Aid, and Joseph Littlejohn & Levy Fund III LLP, or JLL, which, among other things, contains certain registration rights, “standstill” provisions and agreements relating to our corporate governance. Under this agreement, Rite Aid and JLL have piggyback registration rights with respect to the Class A common stock issuable upon conversion of the Class B-1 and Class B-2 common stock they own. In addition to piggyback rights, beginning April 2, 2001, each of the holders of the Class B-1 and Class B-2 common stock have two demand registration rights. On February 16, 2001, AdvancePCS filed a registration statement registering a total of 6,249,900 shares of Class A common stock to be sold from time to time by Rite Aid Corporation, all of which were sold. On May 29, 2001, AdvancePCS filed a registration statement registering a total of 1,000,000 shares of Class A common stock to be sold from time to time by JLL, 993,333 of which were sold or distributed pursuant to the registration statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires AdvancePCS’s directors and executive officers, and persons who own more than 10% of AdvancePCS’s Class A common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Class A common stock and other equity securities of AdvancePCS. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish AdvancePCS with copies of all Section 16(a) reports they file. To AdvancePCS’s knowledge and based solely on review of the copies of such reports furnished to AdvancePCS during the period commencing April 1, 2001 and ending March 31, 2002, its officers, directors and greater than 10% stockholders had complied with all applicable Section 16(a) filing requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

      The following table sets forth information regarding the beneficial ownership of the Class A common stock of AdvancePCS as of July 1, 2002 with respect to (i) each person known by AdvancePCS to own beneficially more than five percent of AdvancePCS’s Class A common stock; (ii) each of AdvancePCS’s directors and Named Executives; and (iii) all directors and executive officers as a group. Pursuant to the rules of the Securities and Exchange Commission, in calculating percentage ownership, each person is deemed to beneficially own his own shares subject to options exercisable within 60 days after July 1, 2002, but options owned by others (even if exercisable within 60 days) are deemed not to be outstanding shares. As of July 1, 2002, there were 80,493,132 shares of Class A common stock outstanding, 12,913,334 shares of Class B-1 common stock outstanding, all of which were held by JLL and 200 shares of Class B-2 common stock outstanding, all of which were held by Rite Aid. Unless otherwise indicated below, the address for each of the listed beneficial owners is 750 West John Carpenter Freeway, Suite 1200, Irving, Texas 75039.

	Beneficial Ownership

	Number	Percentage

Joseph Littlejohn & Levy Fund III, L.P.(1)	12,913,334	13.8%
450 Lexington Ave., Suite 350
New York, NY 10017
Putnam, LLC(2)	8,162,578	10.1
One Post Office Square
Boston, MA 02109
David D. Halbert(3)	3,658,702	4.4

	Beneficial Ownership

	Number	Percentage

Jon S. Halbert(4)	1,811,228	2.2
David A. George(5)	523,278	*
T. Danny Phillips(6)	456,000	*
John H. Sattler(7)	132,000	*
Yon Y. Jorden	—	*
Stephen L. Green(8)	246,764	*
Michael D. Ware(9)	130,000	*
Jean-Pierre Millon	10,000	*
Dr. George Poste	—	*
Paul S. Levy(10)(11)	12,919,503	13.8
Ramsey A. Frank(12)	12,915,296	13.8
All directors and executive officers as a group (18 persons)(13)	20,039,562	20.6

*	Less than 1%.

(1)	Consists of 12,913,334 shares of Class A common stock issuable upon conversion of 12,913,334 shares of Class B-1 common stock.

(2)	Based upon information filed by Putnam, LLC with the Securities and Exchange Commission on Schedule 13G on June 10, 2002.

(3)	Includes 1,800,730 shares issuable pursuant to options which are exercisable within 60 days of July 1, 2002. Includes 78,368 shares held by Halbert & Associates, Inc. David D. Halbert may be deemed to beneficially own all of the shares held by Halbert & Associates, Inc. Also includes 127,584 shares of common stock held for the benefit of Mr. D. Halbert’s children, as to which Mr. D. Halbert disclaims beneficial ownership.

(4)	Includes 844,080 shares issuable pursuant to options which are exercisable within 60 days of July 1, 2002. Includes 78,368 shares held by Halbert & Associates, Inc. Jon S. Halbert may be deemed to beneficially own all of the shares held by Halbert & Associates, Inc. Also includes 121,452 shares of common stock held for the benefit of Mr. J. Halbert’s minor children, as to which Mr. J. Halbert disclaims beneficial ownership.

(5)	Includes 510,800 shares issuable pursuant to options exercisable within 60 days of July 1, 2002.

(6)	Includes 384,000 shares issuable pursuant to options exercisable within 60 days of July 1, 2002. Also includes 9,000 shares held for the benefit of Mr. Phillips’ minor children as to which Mr. Phillips disclaims beneficial ownership.

(7)	Includes 93,190 shares issuable pursuant to options exercisable within 60 days of July 1, 2002.

(8)	Includes 100,000 shares issuable pursuant to options exercisable within 60 days of July 1, 2002.

(9)	Includes 100,000 shares issuable pursuant to options exercisable within 60 days of July 1, 2002.

(10)	Mr. Levy may be deemed to share beneficial ownership of the shares owned of record by JLL by virtue of his status as a managing member of the general partner of JLL. Mr. Levy shares investment and voting power along with the other managing members with respect to securities owned by JLL, but disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(11)	Includes 3,224 shares held by The Levy Fund III Annuity Trust.

(12)	Mr. Frank may be deemed to share beneficial ownership of the shares owned of record by JLL by virtue of his status as a managing member of the general partner of JLL. Mr. Frank shares investment and voting power along with the other managing members with respect to securities owned by JLL, but disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(13)	Includes 12,991,702 shares beneficially held by entities affiliated with certain directors and officers and includes 4,031,720 shares subject to stock options held by officers and directors exercisable within 60 days of July 1, 2002.

PROPOSAL 2.

APPROVAL OF THE ADVANCEPCS EMPLOYEE STOCK PURCHASE PLAN

      In May 2002, our board of directors adopted the AdvancePCS Employee Stock Purchase Plan, or the Purchase Plan, subject to stockholder approval. There are 2,000,000 shares of Class A common stock reserved for issuance under the Purchase Plan.

      The Purchase Plan provides a means for AdvancePCS employees to authorize payroll deductions on a voluntary basis to be used for the periodic purchase of our Class A common stock. All employees participating in the Purchase Plan will have equal rights and privileges. The Board of Directors believes that the Purchase Plan will encourage our employees to acquire a proprietary interest in the Company’s long-term performance and thereby provide an incentive for employees to contribute to the success of AdvancePCS. The Board intends that the Purchase Plan offers a convenient means for employees who might not otherwise purchase and hold our Class A common stock to do so and that the discounted purchase price feature of the Purchase Plan provides a meaningful inducement to participate.

      Stockholders are requested in this Proposal to approve the Purchase Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Purchase Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

The Board of Directors recommends a vote “FOR” this Proposal 2.

      The material features of the Purchase Plan are outlined below:

Purpose

      The purpose of the Purchase Plan is to provide a means by which employees of AdvancePCS and any parent or subsidiary of AdvancePCS may be given an opportunity to purchase shares of AdvancePCS Class A common stock. The board believes this Purchase Plan will encourage employees of AdvancePCS to remain in its employ and participate in its growth by providing an opportunity to acquire a proprietary interest in the Company’s long-term success. Substantially all of our approximately 5,700 employees are eligible to participate in the Purchase Plan. The rights to purchase Class A common stock granted under the Purchase Plan are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended, or the Code.

Administration

      The board of directors administers the Purchase Plan and has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Class A common stock will be granted and the provisions of each offering of such rights. The board of directors has the power to delegate administration of the Purchase Plan to a committee composed of members of the board of directors. As used herein with respect to the Purchase Plan, the Board refers to any committee the board of directors appoints and also to the board of directors.

Stock Subject to Purchase Plan

      We have initially reserved an aggregate of 2,000,000 shares of Class A common stock for issuance under the Purchase Plan. The number of shares available under the Purchase Plan will be subject to adjustment as described below in the paragraph entitled “Adjustment Provisions.” If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of Class A common stock not purchased under such rights will again become available for issuance under the Purchase Plan.

Offerings

      The Purchase Plan is implemented by offerings of rights to all eligible employees. Generally, each offering is six months long. Currently, under the Purchase Plan, offerings will begin on January 1st and July 1st of each year. The first offering under the Purchase Plan began on July 1, 2002 and will end on December 31, 2002.

Eligibility

      Any person employed by AdvancePCS or its subsidiaries on the first day of an offering may participate in that offering. However, no employee is eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of AdvancePCS or of any parent or subsidiary of AdvancePCS, including any stock which such employee may purchase under all outstanding rights and options.

Participation in the Plan

      All eligible employees are considered to be participants in each offering under the Purchase Plan. For a participant to purchase shares during an offering, the participant must deliver to AdvancePCS an agreement authorizing payroll deductions of up to a maximum of 12% of such employee’s base pay.

Purchase Price

      The purchase price per share at which shares of stock are sold in an offering under the Purchase Plan will be not less than the lesser of (a) 85% of the fair market value of a share of our Class A common stock on the offering commencement date or (b) 85% of the fair market value of a share of our Class A common stock on the applicable offering termination date. As of July 1, 2002, the fair market value of our Class A common stock was $21.95.

Payment of Purchase Price; Payroll Deductions

      The purchase price of the shares is accumulated by payroll deductions over the period of the offering. At any time during the offering, a participant may reduce or terminate his or her payroll deductions. However, a participant may reduce his or her participation percentage only once during any offering period. Unless otherwise provided for in an offering, a participant may increase his or her participation percentage, but such increase will take effect as of the beginning of the next offering period. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan by book entry and after the purchases are made the shares are deposited with the third-party Purchase Plan administrator we have retained.

Purchase of Stock

      By authorizing payroll deductions during the period, the employee is entitled to purchase shares under the Purchase Plan. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering will exceed the remaining shares available under the Purchase Plan, the Board will make a pro rata allocation of available shares in a uniform and equitable manner. In addition, no employee may purchase more than $25,000 worth of such stock, determined by using the fair market value of the shares at the time such rights are granted, under all of our employee stock purchase plans in any calendar year.

Withdrawal

      Each participant may withdraw from a given offering by delivering to us a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable purchase period. Upon any withdrawal from an offering by the employee, we will distribute to the employee his or her accumulated payroll deductions during that offering period without interest and such employee’s interest in the offering will be automatically terminated or, if the employee so elects, the accumulated funds in the Purchase Plan may remain in the employees account for purchases of shares in the offering. The employee is not entitled to again participate in that offering. However, an employee’s withdrawal from an offering will not have any effect upon such employee’s ability to participate in other offerings under the Purchase Plan, but such employee will be required to deliver a new payroll deduction authorization in order to participate in other offerings under the Purchase Plan.

Termination of Employment

      Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee’s employment with AdvancePCS or its subsidiaries for any reason, and we will distribute to such employee all of his or her accumulated payroll deductions, without interest.

Restrictions on Transfer

      Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

Adjustment Provisions

      If any change is made in the shares of our Class A common stock subject to the Purchase Plan, or subject to any rights granted under the Purchase Plan, without receipt of consideration by AdvancePCS, through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by AdvancePCS, the Purchase Plan and outstanding rights will be appropriately adjusted in the types, classes and maximum number of shares subject to the Purchase Plan and the types, classes and number of shares and price per share of stock subject to outstanding rights.

Effect of Certain Corporate Transactions

      In the event of:

•	a dissolution or liquidation of AdvancePCS;

•	a merger or consolidation in which AdvancePCS is not the surviving corporation;

•	a reverse merger in which AdvancePCS is the surviving corporation but the shares of AdvancePCS Class A common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or

•	any capital reorganization in which more than fifty percent (50%) of the shares of AdvancePCS entitled to vote are exchanged,

then, the Purchase Plan will terminate unless a successor corporation assumes responsibility of continuing the operation of the Purchase Plan or the Board determines in its discretion that the Purchase Plan nevertheless should continue in full force and effect. If the Purchase Plan terminates, the Board will cause the accumulated payroll deductions to be returned to participants.

Duration, Amendment and Termination

      The Board may suspend or terminate the Purchase Plan at any time. Unless terminated earlier, the Purchase Plan will automatically terminate on the date on which the shares available under the Purchase Plan, as adjusted from time to time, are exhausted. No rights may be granted under this Purchase Plan while the Purchase Plan is suspended or after it is terminated. The Board may amend the Purchase Plan at any time. To the extent determined necessary and desirable by the Board, amendments to the Purchase Plan will be submitted to the stockholders for approval. However, the number of shares of Class A common stock subject to the Purchase Plan can not be increased without stockholder approval. No change or amendment may be made to the rights granted under the Purchase Plan to an employee without the employee’s approval, except as necessary to comply with any laws or government regulations or as otherwise specifically provided in the Purchase Plan.

Federal Income Tax Information

      A participant will be taxed on amounts withheld for the purchase of shares of Class A common stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

      If the stock is sold by the participant more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of (a) the excess of the fair market value of our Class A common stock at the time of such sale over the exercise price or (b) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price, determined as of the beginning of the offering period, will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. At present, such capital gains generally are subject to lower tax rates than ordinary income.

      If the Class A common stock is sold by the participant for more than its fair market value on the purchase date and such sale is before the expiration of either of the holding periods described above, then the excess of the fair market value of the Class A common stock on the exercise date over the exercise price will be treated as ordinary income at the time of such sale. The balance of any gain will be treated as capital gain. If the stock is sold by the participant for less than its fair market value on the exercise date, the same amount of ordinary income is recognized by the participant, and a capital loss is recognized by the participant equal to the difference between the fair market value of the Class A common stock on such exercise date and the sales price. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held. There are no federal income tax consequences to AdvancePCS by reason of the grant or exercise of rights under the Purchase Plan. We are entitled to a deduction to the extent amounts are taxed as ordinary income to a participant, subject to the requirement of reasonableness and the satisfaction of certain tax reporting obligations.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON EMPLOYEES AND THE COMPANY WITH RESPECT TO THE PURCHASE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES ARISING IN THE CONTEXT OF THE EMPLOYEE’S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE’S INCOME OR GAIN MAY BE TAXABLE.

New Plan Benefits

      Since the benefits to be received by each participant under the Purchase Plan is determined by his or her elections, the future benefits that any participant may receive is not determinable.

Incorporation by Reference

      The foregoing is only a summary of the Purchase Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix A.

PROPOSAL 3.

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE

ADVANCEPCS CORPORATE OFFICER INCENTIVE PLAN

      On July 22, 2002, the Compensation Committee of the board of directors approved the Amended and Restated AdvancePCS Corporate Officer Incentive Plan or the Incentive Plan, formerly known as the Advance Paradigm, Inc. Corporate Officer Incentive Plan. Stockholders are requested in this Proposal to approve the amendment and restatement of the Incentive Plan in order to enable full deductibility for U.S. federal income tax purposes of certain payments that may be made under the Incentive Plan. The board of directors believes that the Incentive Plan benefits stockholders by linking a portion of executive compensation to performance and by enabling amounts paid pursuant to the Incentive Plan to be fully deductible. In the absence of stockholder approval of this Incentive Plan, the amendment and restatement of the Incentive Plan (and any awards made pursuant to the Incentive Plan as amended and restated prior to such approval) shall be null and void. We refer to AdvancePCS as the Company in the following description of the Incentive Plan.

The Board of Directors recommends a vote “FOR” this Proposal 3.

      The material features of the Incentive Plan are outlined below:

General

      The Incentive Plan is designed to provide certain key employees of the Company and its subsidiaries with incentive compensation based on the level of achievement of specified financial, business and other objective performance criteria. Under the Incentive Plan, certain key employees will be eligible to receive cash awards at the end of each fiscal year based on the achievement of established performance objectives determined by the Compensation Committee before or during the first three months of that fiscal year. The Incentive Plan amends and restates the Advance Paradigm, Inc. Corporate Officer Incentive Plan adopted by the Compensation Committee and approved by the Company’s stockholders at the annual meeting of stockholders on November 10, 1999.

Section 162(m)

      The Incentive Plan is intended to provide performance-based compensation so as to be eligible for compliance with Section 162(m) of the Internal Revenue Code (“Section 162(m)”), if the conditions of that Section are satisfied. Section 162(m) denies a deduction for certain compensation in excess of $1,000,000 per year paid by a publicly held corporation to the following individuals who are employed at the end of the corporation’s taxable year (“covered employees”): the chief executive officer, and the four other most highly compensated executive officers for whom compensation disclosure is required under the proxy rules. Certain compensation, including compensation based on the attainment of performance goals, is excluded from this deduction limit if certain requirements are met. Among the requirements for compensation to qualify for this exception is that the material terms pursuant to which the compensation is to be paid be disclosed to and approved by the stockholders in a separate vote prior to the payment of any such compensation, and that the plan be administered by “outside directors”. Accordingly, if the conditions of Section 162(m) relating to performance-based compensation and the other conditions of the section are satisfied, compensation paid to covered employees will not be subject to the deduction limit of Section 162(m).

Administration

      Unless otherwise designated by the board of directors, the Compensation Committee of the board of directors will administer the Incentive Plan and has full power to construe, interpret and administer the Incentive Plan. To the extent not inconsistent with Section 162(m), the Committee may delegate its authority under the Incentive Plan to any officer of the Company.

Participation and Eligibility

      Key employees who are employed by the Company or one of its subsidiaries for at least three months during the applicable fiscal year will be eligible to participate for such fiscal year. Actual participants for each fiscal year shall include the Company’s Chief Executive Officer, Chief Financial Officer, President, Vice Chairman, Executive Vice President, any other individuals reasonably expected to be covered employees for that year and all other key employees selected by the Committee to participate in the Incentive Plan for such fiscal year.

Operation of the Incentive Plan

      The Incentive Plan will be administered in twelve-month performance cycles coinciding with each fiscal year of the Company. No later than 90 days following the commencement of each fiscal year, the Committee shall determine and communicate in writing to the participants in the Incentive Plan for that fiscal year the performance goals, performance goal levels and formulas that will be used by the Committee to determine the amount of such participant’s award for the applicable fiscal year, if any. The performance goals for each fiscal year may include any one or a combination of the following: (A) earnings per share; (B) revenue growth (including subsets thereof such as mail revenue growth, specialty distribution revenue growth and others); (C) return on equity or assets; (D) increase in number of covered lives; (E) maintenance of sales targets; (F) service level improvement (including subsets thereof such as mail service improvement, call center improvement, systems availability and others); (G) operating income; (H) cash flow; (I) earnings before interest, taxes, depreciation and amortization; (J) market share; (K) implementation or completion of critical projects or processes; (L) completion of corporate transactions; (M) cost reduction or containment goals; (N) stock price; or (O) any combination of the foregoing goals. Performance goal levels will be expressed in terms of the level of achievement attained with respect to each performance goal, and may include a threshold level of performance below which no award will be earned, levels of performance at which an award will be partially earned, a level of performance at which an award will be fully earned (target) and a level of performance at which a maximum award may be earned. The Committee may determine that different performance goals, performance goal levels or award formulas are applicable to different participants or groups of participants with respect to a specific fiscal year. At the end of each fiscal year, each participant will generally earn an award based on achievement of the specified performance goal levels and the application of the specified formula that is tied to the participant’s base salary.

Permissible Adjustments

      At the time the performance goal levels are determined for a fiscal year, or at any time prior to the final determination of awards in respect of that fiscal year, the Committee may, to the extent permitted under Section 162(m) of the Code and the regulations promulgated thereunder, adjust the performance goal levels to reflect the impact of specified corporate transactions (such as a stock-split or stock dividend), special charges, foreign currency effects, accounting or tax law changes and other extraordinary or nonrecurring events. In addition, the Committee retains the sole discretion to decrease, but not increase, the amount of any award that would otherwise be payable pursuant to the terms of the Incentive Plan.

Payment of Awards

      No later than three months following the end of a fiscal year, the Committee will determine the amount of each participant’s award based on the performance goal levels achieved and specified formula, and certify in writing that the applicable performance goal levels have been achieved to justify the award. The award will be paid in a single lump sum cash payment, as soon as practicable following such certification of the Committee.

Effect of Termination of Employment

      Prior to a Change in Control (as defined in the Incentive Plan), a participant must generally remain employed by the Company through the end of the fiscal year in order to receive an award under the Incentive Plan for such year. If, however, the participant’s employment is terminated due to death, disability, or retirement with the consent of the Committee, the participant will be entitled to a pro-rata award for such fiscal year based upon the number of days employed during such fiscal year.

Effect of Change in Control

      Within 10 days following a Change in Control, the Company will pay each individual who was a participant in the Incentive Plan immediately prior to the Change in Control a pro-rated award based on the number of days that have elapsed during the fiscal year though the date of the Change in Control. The amount of the award will be calculated based on the performance goal levels achieved through the date of the Change in Control, provided, however, that such award will not be less than the pro-rated amount that would have been paid had the performance goal levels achieved the “target level” as such term is defined during that fiscal year.

Amendment and Termination of the Plan

      The Incentive Plan will terminate on March 31, 2007. Prior to such time, the Committee may at any time terminate or amend (in whole or in part) this Incentive Plan as long as no such termination or amendment adversely affects any participant’s rights to or interest in an award earned prior to the date of the amendment or termination without such participant’s consent. In addition, no amendment that requires stockholder approval for the Incentive Plan to comply with Section 162(m) will be effective unless stockholder approval is obtained.

Maximum Award

      The maximum award any participant in the Incentive Plan may receive for any fiscal year is $5,000,000.

New Plan Benefits

      The benefits to be received, if any, under the Incentive Plan will depend upon the achievement of performance goals and the extent, if any, to which the Committee in its discretion, reduces benefits payable under the Incentive Plan. Amounts received in respect of fiscal year 2002 under the Advance Paradigm Inc. Corporate Officer Incentive Plan (the predecessor to the Incentive Plan) for each individual that was eligible to participate is set forth below.

Dollar Value
Name and Position	($)

David D. Halbert	1,248,924
Chairman of the Board and Chief Executive Officer
Jon. S. Halbert	432,249
Vice Chairman
David A. George	432,249
President
T. Danny Phillips	243,346
Executive Vice President, Corporate Development
All eligible officers as a group (4 persons)	2,356,768

Incorporation by Reference

      The foregoing is only a summary of the Incentive Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix B.

PROPOSAL 4.

RATIFICATION OF THE FIRM OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2003

      The board of directors has appointed the firm of PricewaterhouseCoopers LLP as our auditors for the fiscal year ending March 31, 2003, and recommends ratification by our stockholders of such appointment. Such ratification requires the affirmative vote of the holders of a majority of our common stock entitled to vote on this matter and represented in person or by proxy at the Annual Meeting. Accordingly, an abstention would have the same legal effect as a vote against the proposal, but a broker non-vote would not be counted for purposes of determining whether a majority had been achieved.

The Board of Directors recommends a vote “FOR” this Proposal 4.

      In the event the appointment is not ratified, the board of directors will consider the appointment of other independent auditors. The board of directors may terminate the appointment of PricewaterhouseCoopers LLP as our independent auditors without the approval of our stockholders whenever the board of directors deems such termination necessary or appropriate.

ANNUAL REPORT

      Our 2002 Annual Report, including financial statements, accompanies this Proxy Statement.

STOCKHOLDER PROPOSALS

      Any stockholder who wishes to submit a proposal for inclusion in the proxy material and for presentation at our 2003 Annual Meeting of Stockholders must forward such proposal to our secretary at the address indicated on the first page of this Proxy Statement, so our secretary receives it no later than April 10, 2002. Pursuant to Rule 14a-4(c)(1) under the Exchange Act, if any stockholder proposal intended to be presented at the 2003 annual meeting without inclusion in our proxy statement for such meeting is received at our principal office after June 24, 2003, then a proxy will have the ability to confer discretionary authority to vote on such proposal.

FORM 10-K

      COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS, ARE AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO ADVANCEPCS, 750 WEST JOHN CARPENTER FREEWAY, SUITE 1200, IRVING, TEXAS 75039, ATTENTION: LAURA I. JOHANSEN, SECRETARY. COPIES OF EXHIBITS ARE AVAILABLE UPON PAYMENT OF $25.00 TO COVER THE COSTS OF REPRODUCTION.

      You may request free copies of these filings by writing or telephoning us at the following address:

AdvancePCS
Attn: Legal Department
750 West John Carpenter Freeway, Suite 1200
Irving, Texas 75039
(469) 524-4700

INDEPENDENT AUDITORS

      We have retained PricewaterhouseCoopers LLP as our principal independent public accountants, as recommended by the Audit Committee and approved by the board of directors. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement at the meeting should they desire to do so.

      For the fiscal year ended March 31, 2002, AdvancePCS paid total fees to PricewaterhouseCoopers LLP as follows:

Audit Fees	$300,000
Financial Information Systems Design and Implementation Fees	0
All Other Fees	130,000

Total Fees	$430,000

      The members of the Audit Committee believe that the payment of the “Other Fees” set forth above would not prohibit PricewaterhouseCoopers LLP from maintaining its independence.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON

ACCOUNTING AND FINANCIAL DISCLOSURE

Previous Independent Accountants

      After a competitive bid process that began in September 2001, AdvancePCS dismissed Arthur Andersen LLP as its independent accountants effective February 12, 2002. AdvancePCS’s Audit Committee and board of directors participated in and approved the decision to change independent accountants. Arthur Andersen LLP’s audit reports on the AdvancePCS’s financial statements for fiscal years 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion and no such report was qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for AdvancePCS’s 2000 and 2001 fiscal years and through February 12, 2002, there were no disagreements between AdvancePCS and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements for such years. During the Company’s 2000 and 2001 fiscal years and through February 12, 2002, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. AdvancePCS requested Arthur Andersen LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company. A copy of such letter, dated February 15, 2002, was filed as Exhibit 16 to AdvancePCS’s Current Report on Form 8-K, dated as of February 12, 2002.

New Independent Accountants

      AdvancePCS engaged PricewaterhouseCoopers LLP as its new independent accountants as of February 12, 2002. During the two most recent fiscal years and through February 12, 2002, AdvancePCS did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

OTHER MATTERS

      The board of directors does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

By Order of the Board of Directors,

LAURA I. JOHANSEN
Secretary

August 9, 2002

APPENDIX A

ADVANCEPCS

EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I

PURPOSE

      1.01     Purpose. The AdvancePCS Employee Stock Purchase Plan (the “Plan) is intended to encourage employees of AdvancePCS to remain in its employ and participate in its growth by providing a method whereby employees of AdvancePCS and its Subsidiary Corporations (collectively, with AdvancePCS, the “Company”) will have an opportunity to acquire a proprietary interest in the Company’s long-term performance and success through the purchase of shares of the Common Stock at a price that is less than the fair market value of the stock on the date of purchase from funds accumulated through payroll deductions. It is the intention of the Company to have the Plan qualify as an “employee stock purchase plan” under section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code. Participation in the Plan is entirely voluntary, and the Company makes no recommendations to employees as to whether they should or should not participate.

ARTICLE II

DEFINITIONS

      2.01     “Base Pay” means regular straight-time earnings excluding payments for overtime, shift premium, bonuses and other special payments, commissions and other incentive payments.

      2.02     “Board” means the Board of Directors of AdvancePCS.

      2.03     “Broker” means a duly licensed securities dealer, broker or agent designated to act as Broker of the Plan.

      2.04     “Common Stock” means the Class A Common Stock of AdvancePCS, $0.01 par value per share.

      2.05     “Committee” means the committee appointed by the Board of Directors of AdvancePCS pursuant to Article X to administer the Plan. If the Board does not appoint a Committee, or if a Committee otherwise fails to exist at any time during the term hereof, the Board shall perform the functions of the Committee.

      2.06     “Employee” means any person who is customarily employed within the meaning of Code section 3401. The Committee shall determine when an Employee’s period of employment terminates and when such period of employment is deemed to be continued during an approved leave of absence.

      2.07     “Offering” means any offering as described in Section 4.02 hereof permitting Participants to purchase Common Stock under the Plan.

      2.08     “Offering Commencement Date” means the date on which an Offering will commence, as described in Section 4.02 hereof.

      2.09     “Offering Period” means the period between the Offering Commencement Date and the Offering Termination Date, as described in Section 4.02.

      2.10     “Offering Termination Date” means the last day of an Offering Period, as described in Section 4.02 hereof.

      2.11     “Participant” means an Employee who exercises an option to purchase Common Stock under the Plan by authorizing payroll deductions under Section 4.02.

      2.12     “Plan” means the AdvancePCS Employee Stock Purchase Plan, as set forth herein and as it may be amended from time to time.

      2.13     “Subsidiary Corporation” means (i) any “subsidiary corporation” of AdvancePCS as that term is defined in section 424(f) of the Code, (ii) any other entity that is taxed as a corporation under Code Section 7701(a)(3) and is a member of the “affiliated group” as defined in Code Section 1504(a) of which AdvancePCS is the common parent, and (iii) any other entity as may be permitted from time to time by the Code or the Internal Revenue Service to be an employer of employees participating in the Plan, provided that any such Subsidiary Corporation is designated as a participating employer in the Plan by the Committee.

ARTICLE III

ELIGIBILITY AND PARTICIPATION

      3.01     Initial Eligibility. Except as provided in Section 3.02, an Employee is immediately eligible to participate in Offerings under the Plan; however, participation in the Plan commences at the beginning of a new Offering Period as described in section 3.03.

      3.02     Restrictions on Participation. Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option to purchase Common Stock under the Plan:

(a) if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company [for purposes of this subparagraph, the rules of section 424(d) of the Code shall apply in determining stock ownership of any Employee] and any option granted to an Employee which results in his stock ownership [as determined under section 423(b)(3) of the Code] equaling or exceeding such 5% limitation shall be entirely void as if it had never been granted; or

(b) which permits his rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding. For purposes of this subparagraph (b), (i) an option accrues when the option first becomes exercisable during any calendar year; (ii) an option accrues at a rate provided in the applicable Offering, but in no case may such rate for any Employee exceed $25,000 of the fair market value of stock determined at the time the option is granted for any one calendar year; (iii) an option that has accrued under any one Offering may not be carried over by a Participant to any other Offering; and (iv) only rights to purchase stock that have been granted under an employee stock purchase plan that complies with section 423 of the Code shall be taken into account.

      3.03     Commencement of Participation. An eligible Employee may become a Participant by completing an authorization for a payroll deduction in accordance with Section 5.01 on the form provided by the Company and filing it with the Company’s human resources department on or before the date set by the Committee, which date shall be prior to the Offering.

ARTICLE VI

OFFERINGS

      4.01     Shares Offered. The total number of shares of Common Stock available under the Plan is two million shares. If any Offering shall expire without the rights under such Offering having been exercised in full, such unpurchased shares covered thereby shall be added to the shares otherwise available for future Offerings.

      4.02     Offerings. The Company may make periodic Offerings to eligible employees to purchase Common Stock under the Plan, the duration of which will be for a period of six months. Offering Periods will commence on January 1 and/or July 1. With respect to each Offering, the Committee, at its discretion, shall specify the maximum number of shares of Common Stock that may be purchased under the Offering. As specified by the Committee, the number of shares of Common Stock that may be purchased under each successive Offering shall be all or a portion of the balance of the shares authorized but not purchased previously under the terms of this Plan.

      As used in the Plan, “Offering Commencement Date” means the January 1 or July 1, as the case may be, on which the particular offering begins. The initial Offering Commencement Date shall be July 1, 2002. “Offering Termination Date” means the June 30 or December 31, as the case may be, on which the particular Offering terminates, and “Offering Period means the period from the Offering Commencement Date to the Offering Termination Date.

ARTICLE V

PAYROLL DEDUCTIONS

      5.01     Offering Rights. With respect to each Offering, each Employee shall be offered the opportunity to elect to have deducted from each paycheck issued during the Offering Period an amount as determined by the Participant which shall be withheld by the Company for the purchase on behalf of such electing Employee of the number of shares of Common Stock that can be purchased with the amount deducted for such purpose, but in no event may the number of shares which may be purchased by any Participant exceed the number of shares available during the Offering Period or exceed the individual Participant allotment, if any, for the Offering Period described in Section 6.03 hereof. Any funds that exceed the number of shares available to be purchased in the Offering Period shall remain in each affected Participant’s Plan account until the following Offering Period, at which time such funds shall be (i) combined with the Participant’s payroll deduction for the following Offering Period and used to purchase shares for each affected Participant who remains eligible to participate in such Offering Period, or (ii) returned to each affected Participant who is not eligible to participate in the following Offering Period.

      5.02     Payroll Deductions. Each Employee shall become a Participant pursuant to the terms of an Offering by filing a written election to participate in that Offering in the form of an after-tax payroll deduction authorization prior to the Offering Commencement Date on the form provided by the Company for that purpose. At the time a Participant files his authorization for payroll deduction, he shall elect to have deductions made from his pay on each payday during the time he is a Participant in an Offering at the rate of any specified whole percentage from 1% up to and including 12% of his Base Pay; provided, however, that each payroll deduction shall be subject to the restrictions contained in Section 3.02 and any other limit imposed by the Committee. Payroll deductions shall commence with the first regular payroll period ending on or after the Offering Commencement Date, or at such other time as may be specified in such Offering. An election to participate shall remain effective for each Offering Period until terminated in writing by the Participant or until the Participant is no longer eligible to Participate in the Plan.

      5.03     Changes to Participant Elections. The payroll deduction authorization may be reduced or terminated at any time by the Participant’s written request. A Participant may not recommence or increase payroll deductions until the beginning of the next Offering Period, nor may a Participant make more than one revision of a Participant’s payroll deduction authorization in any Offering Period.

      5.04     Method of Payment; Participant’s Account. The Company will maintain or cause to have maintained a Plan account in the name of each Participant. All payroll deductions made for a Participant shall be credited to his account under the Plan. Purchases of shares of Common Stock by any Participant pursuant to an Offering shall be made with funds accumulated in the Participant’s account through payroll deductions from the Participant’s Base Pay during the Offering Period. A Participant may not make any separate cash payment into such account except when on leave of absence and then only as provided in Section 5.05. The Company shall not credit a Participant’s Plan account with interest on any payroll deduction.

      5.05     Leave of Absence. If a Participant goes on a leave of absence that extends longer than thirty calendar days, such Participant shall have the right to elect (i) to withdraw the balance in his Plan account pursuant to Section 7.01, (ii) to discontinue contributions to the Plan but remain a Participant in the Plan, or (iii) to remain a Participant in the Plan during such leave of absence, authorizing deductions to be made from any payments by the Company to the Participant during such leave of absence.

ARTICLE VI

TERMS AND CONDITIONS OF OFFERINGS AND OPTIONS

      6.01     Terms and Conditions. Except as provided in Section 3.02(b), all Participants shall have the same rights and privileges, as specified below in this Article VI.

      6.02     Number of Option Shares. On each Offering Commencement Date, a Participant shall be deemed to have been granted an option to purchase whole and fractional shares of Common Stock of the Company equal to the percentage of the Employee’s Base Pay that he has elected to have withheld through payroll deductions multiplied by the Employee’s Base Pay during the Offering Period, divided by the purchase price per share determined under Section 6.04, subject to the allotments, if any, for the Offering Period described in Section 6.03.

      6.03     Allotment of Shares. If the total number of shares of Common Stock to be purchased by Participants through payroll deduction under any Offering exceeds the shares available for purchase under the Offering, the Committee may make allotments of shares among the Participants on any basis consistent with the terms of the Plan, and Offerings for shares, if any, in excess of the shares so allotted shall be deemed to have lapsed.

      6.04     Purchase Price. The purchase price per share at which Common Stock may be purchased under each Offering shall be the lesser of (i) an amount equal to 85% of the fair market value of a share of Common Stock as determined as of the Offering Commencement Date or (ii) an amount equal to 85% of the fair market value of a share of Common Stock as determined as of the Offering Termination Date. In determining the purchase price, the fair market value per share of Common Stock shall be the low price reported on NASDAQ or any successor exchange for the date on which such value is being determined; provided, however, that if the low price is not reported on such date, then the low price on the most recently preceding date on which such price was reported shall be used.

      6.05     Purchases. As of the Offering Termination Date, or such other date as required by administrative operational requirements, purchases of shares of Common Stock by any Participant pursuant to an Offering shall be made with funds accumulated in the Participant’s account through payroll deductions from the Participant’s Base Pay or as otherwise permitted by the Board, under rules of uniform application over the time period specified in such Offering.

      6.06     Other Provisions. Each Offering shall contain such other provisions as the Board shall deem advisable, including restrictions on resale of Common Stock purchased through an Offering, provided that no such provisions may in any way conflict, or be inconsistent with the terms of the Plan as amended from time to time.

      6.07     Requirements of Law. The issuance of any Common Stock hereunder is conditioned upon registration of the Common Stock to be issued under applicable federal and state securities laws and its listing on any applicable stock exchange. In no event shall any Common Stock be issued hereunder prior to the effective date of any such registration or listing application.

      6.08     Issuance of Common Stock Shares. The shares of Common Stock purchased by each Participant with respect to each Offering shall be considered to be issued and outstanding to the Participant’s credit as of the close of business on the Offering Termination Date or other purchase date for the Offering as described in Section 6.06. Certificates for shares of Common Stock shall be issued in accordance with Section 7.02 only in the name of the Participant unless the Participant, or in the event of death, the Participant’s designee, elects otherwise by written notice to the Company and the Company gives prior written consent to such election.

      6.09     Account Balances. No interest shall accrue at any time for any amount credited to the account of a Participant. After the close of each Offering, a report shall be sent to each Participant stating the entries made to his account, the number of shares of Common Stock purchased, and the applicable purchase price of such shares.

ARTICLE VII

WITHDRAWALS FROM PARTICIPANT ACCOUNTS

      7.01     Withdrawal from the Plan. Except for any officer of the Company who is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (an “Insider”), a Participant may cease participation in the Plan at any time prior to the Offering Termination Date and withdraw all cash amounts in his participant account by providing at least fifteen (15) days’ prior written notice to the Company’s human resources department revoking his payroll deduction authorization. The Participant may elect whether to have such withdrawal act as a cancellation of the Participant’s participation in the Offering or to participate in the Offering only to the extent of the amounts withheld from Base Pay prior to such withdrawal. Partial cash withdrawals shall not be permitted. Cash withdrawal requests shall be made in such form and under such conditions as may be specified from time to time by the Committee. Insiders may not make cash withdrawals for as long as they remain Insiders. A Participant who has withdrawn from the Plan may thereafter reenter the Plan by following the procedures described under Section 5.02, but not sooner than the beginning of the next Offering Period after the Participant has withdrawn from participation.

      7.02     Certificate Requests. A Participant may request, once in each calendar year, delivery of a stock certificate representing all or any portion of the shares of Common Stock (in a whole number of shares) held in his account. Any fractional shares shall remain in the Participant’s account.

      7.03     Termination of Employment. Upon termination of a Participant’s employment with the Company for any reason, whether voluntary or involuntary, his participation in the Plan shall immediately terminate. As soon thereafter as is practicable, the Participant shall receive (i) cash in an amount equal to the balance in his account as of the date of his termination of employment, without interest; (ii) a stock certificate for all whole shares of Common Stock held in the account; and (iii) cash equivalent to any fractional shares of Common Stock in the account.

ARTICLE VIII

RECAPITALIZATION OR REORGANIZATION AND COMMON STOCK DIVIDENDS

      8.01     Merger, Consolidation, or Reorganization. In the event of (i) a dissolution or liquidation of the Company; (ii) any merger or consolidation in which the Company is not the surviving company, or a reverse merger in which the Company is a the surviving company but the shares of Common Stock by virtue of the merger are converted into other property, whether in the form of securities, cash or otherwise; or (iii) any other capital reorganization in which more than 50% of the shares of Common Stock entitled to vote are exchanged, the Plan shall terminate unless another corporation assumes the responsibility of continuing the operation of the Plan or the Committee determines in its discretion that the Plan shall nevertheless continue in full force and effect. If the Plan terminates, the Committee shall send or shall cause to be sent to each Participant in cash an amount equal to the funds held to the credit of the Participant’s account.

      8.02     Capital Adjustments. The aggregate number of shares of Common Stock that may be purchased by the exercise of outstanding options and the purchase price per share covered by each such outstanding option and the number of shares of Common Stock held in a Participant’s account shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of Common Stock shares or other capital adjustment or the payment of a Common Stock dividend or other increase or decrease in such shares of Common Stock effected without the receipt of consideration by the Company.

      8.03     Company’s Discretion. The grant of an option under the Plan shall not affect in any way the Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

ARTICLE IX

AMENDMENT OR TERMINATION OF THE PLAN

      9.01     Amendment or Termination. The Board in its sole and absolute discretion may suspend or terminate the Plan, reconstitute the Plan in whole or in part, or amend or revise the Plan in any respect whatsoever except that (i) no amendment shall cause any option to fail to qualify as an option under section 423 of the Code; (ii) without approval of the stockholders, no amendment shall increase the number shares of Common Stock that may be sold under the Plan or make any change in the Employees or class of Employees eligible to participate in the Plan; and (iii) without the approval of a Participant, no change shall be made in the terms of any outstanding option adverse to the interest of the Participant. The Plan shall terminate on the date that all shares of Common Stock authorized for sale under the Plan have been purchased, except as otherwise extended by authorizing additional shares under the Plan.

ARTICLE X

ADMINISTRATION

      10.01     Appointment of Committee. If the Board of Directors appoints a Committee to administer the Plan, the Committee membership shall comply with all applicable statutory and regulatory requirements and the requirements, if any, of the exchange on which the Common Stock is traded. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee.

      10.02     Authority of Committee. Subject to the express provisions of the Plan, the Committee shall have full power and authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee’s determination on the foregoing matters shall be final, conclusive and binding on all persons. The Committee may delegate some or all of its administrative powers and responsibilities to such other persons from time to time as it deems appropriate.

      10.03     Broker. The Committee may, in its discretion, appoint a Broker. The Broker may be any company or individual that the Committee deems qualified; provided, however, that the Broker shall be a licensed securities dealer, broker, or agent authorized to make purchases and sales of Common Stock.

ARTICLE XI

MISCELLANEOUS

      11.01     Nontransferability. Except by the laws of descent and distribution, no benefit provided hereunder shall be subject to alienation, assignment, or transfer by a Participant (or by any person entitled to such benefit pursuant to the terms of this Plan), nor shall it be subject to attachment or other legal process of whatever nature, and any attempted alienation, assignment, attachment, or transfer shall be void and of no effect whatsoever and, upon any such attempt, the benefit shall terminate and be of no force or effect. During a Participant’s lifetime, Offerings granted to the Participant shall be exercisable only by the Participant. Shares of Common Stock shall be delivered only to the Participant or death beneficiary entitled to receive the same pursuant to the laws of descent and distribution or the Participant’s will or to the Participant’s authorized legal representative. Further, in the discretion of the Board, the terms of any Offering may provide for cancellation of the unexercised portion of any Offering upon the death of a Participant.

      11.02     No Employment Right. Neither this Plan nor any action taken hereunder shall be construed as giving any right to any individual to be retained as an officer or Employee of the Company.

      11.03     Tax Withholding. The Company shall have the right to deduct from all payments hereunder any federal, state, local, or employment taxes that it deems are required by law to be withheld with respect to such payments.

      11.04     Government and Other Regulations. The obligation of the Company to deliver shares of Common Stock or make cash payments hereunder shall be subject to all applicable laws, rules, and regulations and to such approvals by any government agencies or regulatory authority as may be deemed necessary or appropriate by the Committee. If shares of Common Stock deliverable hereunder may in certain circumstances be exempt from registration under the Securities Act of 1934, the Company may restrict its transfer in such manner as it deems advisable to ensure such exempt status. The Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan. The Plan shall be subject to any provision necessary to assure compliance with federal and state securities laws.

      11.05     Indemnification. Each person who is or at any time serves as a member of the Board and/or the Committee shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under this Plan; and (ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit, or proceeding relating to this Plan except to the extent that any such loss, cost, liability or expense arises from the gross negligence or willful misconduct of such person. Each person covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend the same on such person’s own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the charter or bylaws of the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

      11.06     Reliance on Reports. Each member of the Board and the Committee shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and upon any other information furnished in connection with this Plan. In no event shall any person who is or shall have been a member of the Board and/or the Committee be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information, or for any action taken, including the furnishing of information, or failure to act, if in good faith.

      11.07     Governing Law. All matters relating to this Plan shall be governed by the laws of the state of Texas, without regard to the principles of conflict of laws thereof, except to the extent preempted by the laws of the United States.

      11.08     Relationship to Other Benefits. No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, or group insurance plan of the Company.

      11.09     Expenses. The expenses of implementing this Plan shall be borne by the Company. The expenses of administering this Plan, including but not limited to transaction fees and/or commissions for the purchase of Common Stock, shall be borne by the Participant’s Plan accounts, except to the extent paid by the Company.

      11.10     Titles and Headings. The titles and headings of the Articles and Sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings, shall control.

      11.11     Application of Funds. All funds received by the Company under the Plan shall constitute general funds of the Company.

      11.12     Nonexclusivity of Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

      IN WITNESS WHEREOF, this agreement is executed this       day of                     , 2002.

ADVANCEPCS

By:
Title:

APPENDIX B

ADVANCEPCS

AMENDED AND RESTATED CORPORATE OFFICER INCENTIVE PLAN

I.     Purpose

      The purposes of the Plan are to: (A) support the overall business strategies of the Company; (B) align the interests of key Employees of the Company with those of the stockholders of the Company by providing them additional compensation based on achievement of performance objectives; (C) provide an incentive opportunity for key Employees that is consistent with the Company’s performance-based compensation philosophy; and (D) enhance the Company’s ability to attract, motivate, reward and retain key Employees and to strengthen their commitment to the success of the Company. To this end, the Plan provides a means of annually rewarding participants. If approved by the Board and stockholders, this Plan will amend and restate the Advance Paradigm Corporate Officer Incentive Plan.

II.     Definitions

      “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or under common control with, such Person. Any Relative (for this purpose, “Relative” means a spouse, child, stepchild, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for purposes hereof. Neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Company stock.

      “Award” shall mean the incentive award earned by a Participant under the Plan for any Performance Period.

      “Base Salary” shall mean the annual cash compensation earned by a Participant relating to services performed during the fiscal year excluding bonuses, commissions, overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, director fees and other fees, and automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee’s gross income). Base Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of the Company and shall be calculated to include amounts not otherwise included in the Participant’s gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by the Company; provided, however, that all such amounts will be included in compensation only to the extent that had there been no such plan, the amount would have been payable in cash to the Participant.

      “Board” shall mean the Board of Directors of the Company.

      “Change in Control” shall mean (A) a sale of a majority of the Shares of the Company, (B) a sale of substantially all of the assets of the Company, (C) a merger in which the Company is not to be the surviving corporation; provided, however, that any transaction between the Company and any Affiliate of the Company shall not be deemed to constitute a Change in Control under this Plan, or (D) individuals who constitute the Board on any day (the “Incumbent Board”) cease for any reason other than their deaths or the expiration of the Class B-1 and Class B-2 board seats (as defined in the Company’s Amended and Restated Certificate of Incorporation) to constitute at least a majority of the Incumbent Board on the following day (which day shall be the day on which a “change in control” shall be deemed to have occurred), provided that any individual becoming a director subsequent to July 22, 2002 whose election or nomination for election was approved by a vote of not less than two-thirds of the Incumbent Board (excluding the Class B-1 and Class B-2 Directors) shall be considered, for purposes of this Plan, as though such person were a member of the Incumbent Board.

      “Code” shall mean the Internal Revenue Code of 1986 and the regulations promulgated thereunder, each as amended from time to time.

      “Committee” shall mean the Compensation Committee of the Board.

      “Company” shall mean AdvancePCS, Inc. and its Subsidiaries, successors and assigns.

      “Covered Employee” shall have the meaning ascribed to such term in Section 162(m)(3) of the Code.

      “Disability” shall mean “permanent disability”, as that term is defined in the Company’s long-term disability plan.

      “Employee” shall mean any person (including an officer) employed by the Company on a salaried basis.

      “Eligible Individual” shall mean any key Employee of the Company, provided that such Employee has been employed by the Company for at least three months during the applicable Performance Period.

      “Participant” or “Participants” for any Performance Period, shall mean all Eligible Individuals selected by the Committee to participate in the Plan for such Performance Period pursuant to Section V and the Company’s Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), President, Vice Chairman, Executive Vice President(s) and any other Eligible Individuals who are reasonably expected to be Covered Employees.

      “Performance-Based Compensation” shall mean any Award that is intended to constitute “performance based compensation” within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

      “Performance Period” shall mean April 1, 2002 — March 31, 2003, and each successive fiscal year of the Company thereafter while the Plan is in effect.

      “Performance Goals” shall mean one or more of the following objective performance goals for the appropriate Performance Period, as determined in accordance with Section V. Performance Goals may be expressed in terms of: (A) earnings per share; (B) revenue growth (including subsets thereof such as mail revenue growth, specialty distribution revenue growth and others; (C) return on equity or assets; (D) increase in number of covered lives; (E) maintenance of sales targets; (F) service level improvement (including subsets thereof such as mail service improvement, call center improvement, systems availability and others); (G) operating income; (H) cash flow; (I) earnings before interest, taxes, depreciation and amortization; (J) market share; (K) implementation or completion of critical projects or processes; (L) completion of corporate transactions; (M) cost reduction or containment goals; (N) stock price; or (O) any one or combination of the foregoing. Performance Goals may be absolute or relative (to prior performance or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range.

      “Performance Goal Levels” shall mean the level of achievement attained with respect to each Performance Goal for the applicable Performance Period, which is established by the Committee pursuant to Section V. Performance Goal Levels may include a threshold level of performance below which no Award shall be earned, levels of performance at which an Award shall become partially earned, a level of performance at which an Award shall be fully earned (target) and a level of performance at which a maximum Award shall be earned.

      “Person” means “person’ as such term is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, including without limitation, any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of Persons.

      “Plan” shall mean this Amended and Restated AdvancePCS Corporate Officer Incentive Plan, as in effect and amended from time to time.

      “Retirement” shall mean “retirement” as that term is defined in the Company’s retirement plan or such earlier time as determined with the prior written approval by the Company.

      “Shares” means the common stock, par value $0.01 per share, of the Company and any other securities into which such shares are changed or for which such shares are exchanged.

      “Subsidiary” shall mean a corporation as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, with the Company being treated as the employer corporation for purposes of this definition.

III.     Eligibility and Participation

      (A) Generally, all Eligible Individuals are eligible to become Participants in the Plan for any Performance Period. Participants in the Plan for any Performance Period shall include those Eligible Individuals chosen by the Committee in accordance with Section V of the Plan, and whom the Committee deems to have a significant impact on the current and future success of the Company. Notwithstanding the foregoing or anything in this Plan to the contrary, however, the Company’s CEO, CFO, President, Vice Chairman, Executive Vice President(s) and all other individuals who are reasonably expected to be Covered Employees shall be Participants in the Plan in every Performance Period.

      (B) If an Eligible Individual becomes a Participant after the commencement of a Performance Period, such Participant’s Award will be pro-rated based on the number of days that he or she is a Participant, unless otherwise determined by the Committee.

IV.     Administration

      (A) The administration of the Plan shall be consistent with the purpose and the terms of the Plan. The Plan shall be administered by the Committee. Each member of the Committee shall be an “outside director” within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code. The Committee shall have full authority to: (1) establish the rules and regulations relating to the Plan; (2) interpret the Plan and those rules and regulations; (3) select Participants in the Plan in each Performance Period (subject, however, to Section III hereof); (4) determine the Company’s Performance Goals for each Performance Period; (5) determine the Performance Goal Level(s) with respect to each applicable Performance Goal in each Performance Period; (6) develop a formula for each Performance Period that ties Performance Goal Level(s) achieved to the amount of any Awards; (7) approve and certify all the Awards; (8) decide the facts in any case arising under the Plan; and (9) make all other determinations and take all other actions necessary or appropriate for the proper administration of the Plan, including the delegation of such authority or power, where appropriate; provided, however, that the Committee shall not be authorized to increase the amount of an Award payable to a Covered Employee that would otherwise be payable pursuant to the terms of the Plan, but may in its sole discretion decrease the amount of an Award that would otherwise be payable to a Participant pursuant to the terms of the Plan, and provided, further, that the Committee shall only exercise such discretion over the Plan and the Awards granted thereunder to the extent permitted under Section 162(m) of the Code without adversely affecting the treatment of the Participant’s Award as Performance-Based Compensation.

      (B) The Committee’s administration of the Plan, including all such rules and regulations, interpretations, selections, determinations, approvals, decisions, delegations, amendments, terminations and other actions, shall be final and binding on the Company, the Subsidiaries, their respective stockholders and all Employees and Eligible Individuals of the Company and the Subsidiaries, including the Participants and their respective beneficiaries.

      (C) To the extent not inconsistent with Section 162(m) of the Code, the Committee may delegate its authority under the Plan to any officer of the Company.

V.     Determination of Participants, Performance Goals and Performance Goal Levels

      (A) Prior to, or as soon as practicable following the commencement of each Performance Period (or in the case of an individual who becomes an Eligible Individual during the Performance Period, as soon as practicable after such event), the Committee shall determine which Eligible Individuals shall be Participants for such Performance Period. As soon as practicable following the commencement of each Performance Period (but in no event later than 90 days following the commencement of the Performance Period), the Committee shall determine and communicate in writing to the Participants the Performance Goal(s), Performance Goal Level(s) and formulas that will be used by the Committee to determine the amount of such Participant’s Award for the applicable Performance Period. Generally, a Participant earns an Award for a Performance Period based on the Company’s achievement of specified Performance Goal Level(s) and the application of a specified formula that is tied to the Participant’s Base Salary. The Committee may determine that different Performance Goals, Performance Goal Levels or Award formulas are applicable to different Participants or groups of Participants with respect to a specific Performance Period.

      (B) Notwithstanding anything in this Plan to the contrary, the maximum Award any Participant may receive for any Performance Period is $5,000,000.

VI.     Permissible Adjustments

      At the time the Performance Goal Level(s) are determined for a Performance Period, or at any time prior to the final determination of Awards in respect of that Performance Period, the Committee may, to the extent permitted under Section 162(m) of the Code and the regulations promulgated thereunder, adjust the Performance Goal Level(s) to reflect the impact of specified corporate transactions (such as a stock-split or stock dividend), special charges, foreign currency effects, accounting or tax law changes and other extraordinary or nonrecurring events. In addition, the Committee retains the sole discretion to decrease, but not increase, the amount of any Award that would otherwise be payable pursuant to the terms of the Plan.

VII.     Payment of Awards

      (A) As soon as practicable after the close of a Performance Period (but in no event later than 120 days after the close of such period) and prior to the payment of any Award, the Committee shall determine the amount of each Participant’s Award based on the Performance Goal Level(s) achieved and specified formula, and certify in writing that the applicable Performance Goal Level(s) have been achieved to justify such Award. Subject to the provisions of Section VIII of the Plan, each Award shall be paid in a single lump sum cash payment, as soon as practicable following the Performance Period and certification of the Committee, but in no event later than 120 days following the end of the applicable Performance Period.

      (B) If a Change in Control occurs, the Company shall, within 10 days thereafter, pay to each individual who was a Participant in the Plan immediately prior to the Change in Control (regardless of whether the Participant remains employed after the Change in Control) a pro-rated Award (based on the number of days that have elapsed during the Performance Period though the date of the Change in Control) which is calculated based on the Performance Goal Level(s) achieved through the date of the Change in Control, and interpolated over the entire Performance Period, provided, however, that in no event shall such Award be less than the amount that would have been paid had the Performance Goal Levels achieved the “target level” as such term is defined in the applicable Performance Period.

VIII.     Effect of Termination of Employment

      Except as provided in Section VII(B) of the Plan or as otherwise provided in a Participant’s employment agreement, if applicable:

(A) Unless otherwise provided by the Committee or set forth below, a Participant must be actively employed by the Company at the end of the Performance Period in order to be eligible to receive his or her Award.

(B) Unless otherwise provided by the Committee, if a Participant’s employment is terminated as result of death, Disability or Retirement with the consent of the Company prior to the end of the Performance Period, such Participant shall receive a pro rata portion of his or her Award that he or she would have received with respect to the applicable Performance Period, which shall be payable at such time that Awards are payable to other Participants.

(C) Unless otherwise provided by the Committee in connection with specified terminations of employment, if a Participant’s employment terminates for any reason, other than death, Disability or Retirement with the consent of the Company, prior to the end of a Performance Period, no Award shall be payable to such Participant with respect to such Performance Period.

IX.     Designation of Beneficiary

      A Participant may designate a beneficiary or beneficiaries who, in the event of the Participant’s death prior to full payment of any Award hereunder, shall receive payment of any Award due under the Plan. Such designation shall be made by the Participant on a form prescribed by the Committee. The Participant may, at any time, change or revoke such designation. A beneficiary designation, or revocation of a prior beneficiary designation, will be effective only if it is made in writing on a form provided by the Company, signed by the Participant and received by the Chief Human Resources Officer of the Company. If the Participant does not designate a beneficiary or the beneficiary dies prior to receiving any payment of an Award, Awards payable under the Plan shall be paid to the Participant’s estate.

X.     Termination and Amendment

      The Plan shall terminate on March 31, 2007. Prior to March 31, 2007, the Committee may at any time terminate or amend (in whole or in part) this Plan. No such termination or amendment, however, which adversely affects any Participant’s rights to or interest in an Award earned prior to the date of the amendment shall be effective unless the Participant shall have agreed thereto and no amendment that requires stockholder approval in order for the Plan to continue to comply with Section 162(m) of the Code shall be effective unless the same shall be approved by the requisite vote of Company stockholders.

XI.     Miscellaneous Provisions

      (A) This Plan is not a contract between the Company and the Employees, Eligible Individuals or the Participants. Neither the establishment of this Plan, nor any action taken hereunder, shall be construed as giving any Employee, Eligible Individual or Participant any right to be retained in the employ of the Company. The Company is under any obligation to continue the Plan.

      (B) A Participant’s right and interest under the Plan may not be assigned or transferred, except as provided in Section IX of the Plan, and any attempted assignment or transfer shall be null and void and shall extinguish, in the Company’s sole discretion, the Company’s obligation under the Plan to pay Awards with respect to the Participant.

      (C) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund, or to make any other segregation of assets, to assure payment of Awards.

      (D) The Company shall have the right to deduct from Awards paid and any interest thereon, any taxes or other amounts required by law to be withheld.

      (E) Nothing contained in the Plan shall limit or affect in any manner or degree the normal and usual powers of management, exercised by the officers and the Board or committees thereof (including but not limited to the Committee) to change the duties or the character of employment of any Employee of the Company or to remove the Employee from the employment of the Company at any time, all of which rights and powers are expressly reserved.

      (F) The Plan is designed and intended to comply with, to the extent applicable, Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

      (G) The Plan and all determinations made and action taken pursuant to the Plan shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

      (H) The Plan (as amended and restated) shall take effect upon its adoption by the Board, provided, however, that the amendment and restatement of the Plan shall be subject to the requisite approval of Company stockholders in order to comply with Section 162(m) of the Code. In the absence of such approval, the amendment and restatement of the Plan (and any Awards made pursuant to the Plan as amended and restated prior to such approval) shall be null and void.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ADVANCEPCS

     The undersigned hereby appoints David D. Halbert and Laura I. Johansen proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of AdvancePCS standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held September 17, 2002 or any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

Please mark your vote
as indicated in this example:
[X]

ITEM 1.	Election of directors duly nominated:
Nominees: David D. Halbert and Michael D. Ware

FOR [ ]	WITHHELD for all [ ]

(Instructions: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below)

ITEM 2.	Proposal to approve the AdvancePCS Employee Stock Purchase Plan.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

ITEM 3.	Proposal to approve an Amendment and Restatement of the AdvancePCS Corporate Officer Incentive Plan.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

ITEM 4.	To ratify the selection of the firm of PricewaterhouseCoopers LLP to serve as the Company’s independent public accountants for the fiscal year ending March 31, 2003.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

ITEM 5.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposals 1, 2, 3, and 4.

A vote “FOR” Proposals 1, 2, 3, and 4 is recommended by the Board of Directors

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature(s)____________________________________________	Dated _______________________, 2002

* FOLD AND DETACH

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ADVANCEPCS

     The undersigned hereby appoints David D. Halbert and Laura I. Johansen proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of AdvancePCS standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held September 17, 2002 or any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

Please mark your vote
as indicated in this example:
[X]

ITEM 1.	Election of Class B-1 director duly nominated: Ramsey A. Frank

FOR [ ]	WITHHELD [ ]

ITEM 2.	Proposal to approve the AdvancePCS Employee Stock Purchase Plan.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

ITEM 3.	Proposal to approve an Amendment and Restatement of the AdvancePCS Corporate Officer Incentive Plan.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

ITEM 4.	To ratify the selection of the firm of PricewaterhouseCoopers LLP to serve as the Company’s independent public accountants for the fiscal year ending March 31, 2003.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

ITEM 5.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposals 1, 2, 3, and 4.

A vote “FOR” Proposals 1, 2, 3, and 4 is recommended by the Board of Directors
Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature(s)____________________________________________	Dated _______________________, 2002

* FOLD AND DETACH

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ADVANCEPCS

     The undersigned hereby appoints David D. Halbert and Laura I. Johansen proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of AdvancePCS standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held September 17, 2002 or any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

Please mark your vote
as indicated in this example:
[X]

ITEM 1.	Election of Class B-2 director No nominees were duly appoint

ITEM 2.	Proposal to approve the AdvancePCS Employee Stock Purchase Plan.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

ITEM 3.	Proposal to approve an Amendment and Restatement of the AdvancePCS Corporate Officer Incentive Plan.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

ITEM 4.	To ratify the selection of the firm of PricewaterhouseCoopers LLP to serve as the Company’s independent public accountants for the fiscal year ending March 31, 2003.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

ITEM 5.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposals 1, 2, 3, and 4.

A vote “FOR” Proposals 1, 2, 3, and 4 is recommended by the Board of Directors
Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature(s)____________________________________________	Dated _______________________, 2002

* FOLD AND DETACH